================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                PROLOGIS TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                PROLOGIS TRUST
                             14100 East 35th Place
                            Aurora, Colorado 80011

                               ----------------

                 Notice of 1999 Annual Meeting of Shareholders
                           To Be Held June 24, 1999

                               ----------------

TO THE SHAREHOLDERS:

  The 1999 annual meeting of shareholders of ProLogis Trust ("ProLogis") will be held on Thursday, June 24, 1999, at the Denver headquarters, 14100 E. 35th Place, Aurora, Colorado at 10:30 a.m. (Mountain Time) for the following purposes:

  1. To elect three Class III Trustees to serve until the annual meeting of shareholders in 2002, and until their successors are duly elected and qualify, and elect two Class II Trustees to serve until the annual meeting of shareholders in 2001, and until their successors are duly elected and qualify;

  2. To approve an Amended and Restated Declaration of Trust (the "New Charter"); and

  3. To transact such other business as properly may come before the meeting and any adjournment or postponement thereof.

  Further information regarding the business to be transacted at the meeting is given in the accompanying Proxy Statement.

  Shareholders of record at the close of business on May 14, 1999, are entitled to notice of, and to vote at, the meeting.

  Please help ProLogis by promptly marking, dating, signing and returning the enclosed proxy card in the envelope provided for your convenience. If you attend the meeting and decide to vote in person, you may revoke your proxy.

                                          Edward S. Nekritz
                                          Secretary

June 2, 1999

  YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR
                       PROXY IN THE ENCLOSED ENVELOPE

                                PROLOGIS TRUST
                             14100 East 35th Place
                            Aurora, Colorado 80011

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held June 24, 1999

                              GENERAL INFORMATION

  This proxy statement is being sent on June 2, 1999, to solicit proxies on behalf of the Board of Trustees (the "Board") of ProLogis Trust ("ProLogis") to be voted at the 1999 annual meeting of shareholders to be held on Thursday, June 24, 1999, and to provide information concerning the use of the proxy and the business to be transacted at the annual meeting. If a shareholder specifies a choice with respect to any matter to be acted upon, the proxy holders will vote the shares represented by the proxy in accordance with the shareholder's specifications. If the shareholder returns an executed proxy without specifying choices, the proxy holders will vote the Common Shares in accordance with the recommendations of the Board.

  If you are a registered owner and plan to attend the meeting in person, please detach and retain the admission ticket which is attached to your proxy card. Beneficial owners whose ownership is registered under another party's name and who plan to attend the meeting in person may obtain admission tickets in advance by sending written requests, along with proof of ownership, such as a bank or brokerage firm account statement, to: Edward S. Nekritz, Secretary, ProLogis Trust, 14100 East 35th Place, Aurora, Colorado 80011. Record owners and beneficial owners (including the holders of valid proxies therefrom) who do not present admission tickets at the meeting will be admitted upon verification of ownership at the admissions counter at the annual meeting.

  Any shareholder giving a proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of ProLogis, by delivering to the Secretary of ProLogis a duly executed proxy bearing a later date, or by attending and voting in person at the meeting.

  The cost of soliciting proxies will be borne by ProLogis. In addition to solicitation by mail, proxies may be solicited personally, or by telephone or facsimile transmission, by agents of ProLogis or, without additional compensation for such services, by officers or employees of ProLogis. ProLogis will also request banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties to forward the solicitation material to the beneficial owners of Common Shares held of record by such persons, and ProLogis will, upon request of such record holders, reimburse forwarding charges and expenses.

                     SHARES OUTSTANDING AND VOTE REQUIRED

  At the close of business on May 14, 1999, the record date for determination of shareholders entitled to notice of, and to vote at, the meeting, approximately 161,238,976 Common Shares of Beneficial Interest, $.01 par value per share (the "Common Shares"), were outstanding. Each whole Common Share outstanding represents one vote, and each fractional Common Share represents its fraction of one vote. There is no right to cumulative voting. A majority of the outstanding Common Shares represented in person or by proxy will constitute a quorum at the meeting.

  Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the Common Shares entitled to vote and represented in person or by proxy at the meeting is required to elect each nominee for Trustee. The affirmative vote of a majority of the outstanding Common Shares is required to approve the adoption of the Amended and Restated Declaration of Trust (the "New Charter"). Representatives of ProLogis' transfer agent will assist ProLogis in the tabulation of the votes. Abstentions and broker non-votes will be counted as Common Shares represented at the meeting for purposes of determining a quorum. Abstentions and broker non-votes will have the effect of a vote withheld with respect to the election of Trustees, and will have the effect of a vote against the approval of the New Charter.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information regarding ownership of Common Shares as of May 14, 1999, by (i) each person known to ProLogis to have been the beneficial owner of more than five percent of the outstanding Common Shares on such date, (ii) each Trustee, (iii) the Chairman, President and the three other most highly compensated officers for 1998 (the "Named Executive Officers") and (iv) all Trustees and executive officers as a group. Unless otherwise indicated in the footnotes, all of such interests are owned directly and the indicated person or entity has sole voting and dispositive power. The following table assumes that, for the purpose of calculating the number and percent of Common Shares beneficially owned by a person, (i) all Series B Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, of ProLogis ("Series B Preferred Shares") and limited partnership interests in ProLogis Limited Partnership--I, ProLogis Limited Partnership--II, ProLogis Limited Partnership--III and ProLogis Limited Partnership--IV owned by such person (but not any other such securities held by others) have been converted into or exchanged for Common Shares and (ii) all options or other convertible securities held by that person which are exercisable within 60 days have been exercised, but that no options or convertible securities held by other persons have been exercised, converted or exchanged. Fractional Common Shares have been rounded to the nearest whole Common Share in the table below and elsewhere in this Proxy Statement.

                                                 Number of
                                               Common Shares       Percent of
    Name and Address of Beneficial Owner     Beneficially Owned   Common Shares
    ------------------------------------     ------------------   -------------
Security Capital Group Incorporated.........     49,903,814(1)        31.0%
  125 Lincoln Avenue
  Santa Fe, New Mexico 87501
Scudder Kemper Investments, Inc.............      9,938,613(2)         6.2%
  Two International Place
  Boston, Massachusetts 02110-4103
Ameritech Pension Trust.....................      9,777,457            6.1%
  225 West Randolph Street, HQ13A
  Chicago, IL 60606
K. Dane Brooksher...........................        126,364(3)           *
  14100 East 35th Place
  Aurora, Colorado 80011
Stephen L. Feinberg.........................        173,635(4)(5)        *
  4855 North Mesa, Suite 120
  El Paso, Texas 79912
Donald P. Jacobs............................          8,318(4)           *
  J.L. Kellogg Graduate School of Management
  Northwestern University
  2001 Sheridan Road
  Evanston, Illinois 60208-2003
Irving F. Lyons, III........................        359,241(6)           *
  47775 Fremont Boulevard
  Fremont, California 94538
John S. Moody...............................         35,094(7)           *
  Cornerstone Properties, Inc.
  Tower 56, 126 East 56th Street
  New York, NY 10022

                                              Number of
                                            Common Shares       Percent of
  Name and Address of Beneficial Owner    Beneficially Owned   Common Shares
  ------------------------------------    ------------------   -------------
William G. Myers.........................       165,151(4)(8)         *
  1114 State Street, Suite 232
  Santa Barbara, California 93101
John E. Robson...........................        27,836(4)(9)         *
  Robertson, Stephens & Co.
  555 California Street, 26th Floor
  San Francisco, CA 94104
Jeffrey H. Schwartz......................       185,917(10)           *
  Capronilaan 25-27
  1119 NP Schiphol--Rijk
  Amsterdam, The Netherlands
John W. Seiple...........................        51,016(11)           *
  14100 East 35th Place
  Aurora, Colorado 80011
Kenneth N. Stensby.......................        29,104(12)           *
  7112 Shannon Drive
  Edina, MN 55439
J. Andre Texeira.........................             0               *
  Coca-Cola Ukraine, Ltd.
  P.O. Box 398
  Brovary 255020, Ukraine
Robert J. Watson.........................        65,393(13)           *
  Capronilaan 25-27
  1119 NP Schiphol--Rijk
  Amsterdam, The Netherlands
Thomas G. Wattles........................        26,373(14)           *
  125 Lincoln Avenue
  Santa Fe, New Mexico 87501
All Trustees and Executive Officers as a
 Group (24 persons)......................     1,498,705               *

--------
  *Less than 1%

(1) These Common Shares are owned of record by SC Realty Incorporated, a wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital").

(2) Information with respect to beneficial ownership of Scudder Kemper Investments, Inc. is included herein in reliance on two Schedule 13Gs, dated February 11, 1999, filed with the Securities and Exchange Commission ("SEC"). The Schedule 13Gs indicate that Scudder Kemper Investments, Inc. has sole power to vote or direct the vote of 2,034,278 Common Shares, shared power to vote or direct the vote of 6,580,586 Common Shares and sole power to dispose or direct the disposition of 9,938,613 Common Shares, including 831,633 Common Shares which are issuable upon conversion of 648,700 Series B Convertible Preferred Shares. Scudder Kemper Investments, Inc. disclaims beneficial ownership of these Common Shares.

(3) Includes 784 Common Shares held by Mr. Brooksher's wife.

(4) Includes for Messrs. Feinberg, Jacobs, Myers and Robson beneficial ownership of 8,000, 6,000, 8,000 and 8,000 Common Shares, respectively, that are issuable upon exercise of options granted under the Outside Trustees Plan. See "Election of Trustees--Trustee Compensation" and "-- Outside Trustees Plan."

(5) Dorsar Partners, L.P. beneficially owns 50,000 of these Common Shares and an aggregate of 26,922 Common Shares which are issuable upon conversion of 21,000 Series B Convertible Preferred Shares. As a result of his position with Dorsar Partners, L.P., Mr. Feinberg may be deemed to share voting and dispositive power with respect to Common Shares owned by this entity. A trust of which Mr. Feinberg is beneficiary owns 6,000 of these Common Shares and another trust of which Mr. Feinberg is trustee and of which a relative of Mr. Feinberg is the beneficiary owns an additional 6,000 of these Common Shares.

(6) Trusts of which Mr. Lyons is the trustee and of which Mr. Lyons and members of his family are beneficiaries own 7,627 of these Common Shares, and Mr. Lyon's daughters own 286 of these Common Shares. A total of 256,530 of these Common Shares are issuable upon exchange of units in ProLogis Limited Partnership--I. Mr. Lyons is a partner of certain limited partners of such partnership. By virtue of such position, Mr. Lyons may be deemed to beneficially own these Common Shares.

(7) Includes beneficial ownership of 27,504 Common Shares that are issuable upon exercise of options granted as a result of the conversion of Meridian Industrial Trust, Inc. ("Meridian") options into ProLogis options upon the March 30, 1999 closing of the merger of Meridian with and into ProLogis.

(8) 34,813 of these Common Shares are owned by an entity with which Mr. Myers may be deemed to share voting and dispositive power with respect to Common Shares as a result of his position with this entity. 118,181 of these Common Shares are owned by Mr. Myers' IRA.

(9) 5,993 of these Common Shares are owned by Mr. Robson's IRA, 5,453 of these Common Shares are owned by the John and Margaret Robson Living Trust and 7,946 are owned by Mr. Robson's pension account. Mrs. Robson owns 444 of these Common Shares.

(10) 128,264 of these Common Shares are issuable upon exchange of units in a partnership owned by Mr. Schwartz.

(11) Mr. Seiple's shareholdings include 817 Common Shares owned by his children.

(12) Includes beneficial ownership of 27,504 Common Shares that are issuable upon exercise of options granted as a result of the conversion of Meridian options into ProLogis options upon the March 30, 1999, closing of the merger of Meridian with and into ProLogis.

(13) Includes 866 Common Shares held in trust accounts for Mr. Watson's children and 1,150 Common Shares held by the estate of Mr. Watson's late father.

(14) 7,424 of these Common Shares are held by Mr. Wattles' IRA, 2,213 of these Common Shares are held by Mr. Wattles' children and 6 Common Shares are held by Mr. Wattles' wife.

                             ELECTION OF TRUSTEES

Nominees

  The Common Shares represented by the accompanying proxy will be voted to elect the three nominees named below as Class III Trustees and the two nominees named below as Class II Trustees, unless otherwise indicated on the proxy. Messrs. Brooksher, Stensby and Wattles, if elected, will serve as Class III Trustees until the annual meeting of shareholders in 2002. Messrs. Moody and Teixeira, if elected, will serve as Class II Trustees until the annual meeting of shareholders in 2001. Any vacancies occurring during any calendar year will be filled by the remaining Trustees in office. Any Trustee elected by the Trustees to fill a vacancy will hold office until the next annual meeting of shareholders, at which time the shareholders will elect a Trustee to fill the unexpired term of the class of Trustees in which the vacancy occurred. Should any of the nominees named below become unavailable for election, which is not anticipated, the Common Shares represented by the accompanying proxy will be voted for the election of another person recommended by the Board. The Board recommends that the shareholders vote FOR the election of each nominee named below for Trustee.

         Trustee        Age  Business Experience                   Term Expires
         -------        ---  -------------------                   ------------
   K. Dane Brooksher... 60  Mr. Brooksher has served as a              2002
                            Trustee since October 1993.
   (Class III Trustee)      Mr. Brooksher is Chairman and Chief
                            Executive Officer of ProLogis. Mr.
                            Brooksher was Co-Chairman and Chief
                            Operating Officer of ProLogis from
                            1994 until March 1999, and of the
                            ProLogis REIT Manager, a wholly
                            owned subsidiary of Security Capital
                            that provided management and other
                            services to ProLogis, from 1993
                            until the REIT Manager was merged
                            with a subsidiary of ProLogis in
                            September 1997.
   Thomas G. Wattles... 47  Mr. Wattles has served as a Trustee        2002
                            since January 1993. He
   (Class III Trustee)      was a director of ProLogis'
                            predecessor since its formation in
                            June 1991 and was non-executive
                            Chairman of ProLogis from March 1997
                            to May 1998. Mr. Wattles has been
                            Managing Director of Security
                            Capital since March 1991. Mr.
                            Wattles was Co-Chairman and Chief
                            Investment Officer of ProLogis from
                            November 1993 to March 1997.
   Kenneth N. Stensby.. 59  Mr. Stensby was elected as a Trustee       2002
                            in March
   (Class III Trustee)      1999. He was a director of Meridian
                            from 1996 to March 1999. Mr. Stensby
                            was President and Chief Executive
                            Officer of United Properties, a
                            large Minneapolis-based diversified
                            real estate company, from 1974 until
                            his retirement in January 1995.
   J. Andre Teixeira... 46  Mr. Teixeira was elected as a              2001
                            Trustee in February
   (Class II Trustee)       1999 to fill a vacancy created in
                            December 1999. He has been Region
                            Manager, Ukraine and Belarus, and
                            President, Coca-Cola Ukraine Limited
                            since July 1998. From 1995 to 1998,
                            Mr. Teixeira was Director of the
                            Development Center, Europe, for
                            Coca-Cola Greater Europe, Director,
                            Brussels Operations, Cola-Cola
                            Greater Europe, and Managing
                            Director, Coca-Cola Services S.A.
                            Mr. Teixeira was the Africa Group
                            Account Executive, Development, for
                            Coca-Cola from 1994 to 1995, and
                            Director, Research & Development,
                            Coca-Cola Greater Europe from 1990
                            to 1995.
   John S. Moody....... 49  Mr. Moody was elected as a Trustee         2001
                            in March 1999. He was a
   (Class II Trustee)       director of Meridian from 1996 to
                            March 1999. Mr. Moody is a director
                            and the Chairman and Chief Executive
                            Officer of Cornerstone Properties,
                            Inc., a publicly held real estate
                            investment trust that became self-
                            advised in June 1995. From April
                            1991 to June 1995, Mr. Moody was
                            President and Chief Executive
                            Officer of Deutsche Bank Realty
                            Advisors, a wholly-owned subsidiary
                            of Deutsche Bank AG.

  Security Capital has the right to nominate up to three Trustees, depending upon its level of beneficial ownership of Common Shares. See "Certain Relationships and Transactions--Amended and Restated Investor Agreement." Thomas G. Wattles is the only existing nominee of Security Capital. Under the Agreement and Plan of Merger, dated November 16, 1998, as amended, pursuant to which Meridian was merged with and into ProLogis, ProLogis agreed that two Meridian directors would be added to the Board. Messrs. Moody and Stensby, prior directors of Meridian, were elected as Trustees by the Board upon completion of the merger in March 1999. The Declaration of Trust requires that a majority of the Trustees be Independent Trustees (as defined). See "Amended and Restated Declaration of Trust--Independence of Trustees."

Continuing Trustees

  The following persons will continue to hold positions as Trustees as described below:

  Irving F. Lyons, III--48--Mr. Lyons has served as a Trustee since March 1996. Mr. Lyons is the President and Chief Investment Officer of ProLogis. From March 1997 until March 1999, Mr. Lyons was Co-Chairman and Chief Investment Officer of ProLogis. From December 1993 to March 1997, Mr. Lyons was a Managing Director of ProLogis. Mr. Lyons' term as Trustee expires in 2000.

  William G. Myers--71--Mr. Myers has served as a Trustee since January 1995. Mr. Myers is Chief Executive Officer of Ojai Ranch and Investment Company, Inc. (agri-business and other investments). Mr. Myers is also a director of Chalone Wine Group, Napa, California, and is a former Trustee of Archstone Communities Trust. Mr. Myers' term as Trustee expires in 2000.

  John E. Robson--68--Mr. Robson has served as a Trustee since April 1994. Since October 1993, Mr. Robson has served as Senior Advisor of Robertson, Stephens & Company. Mr. Robson is currently a director of Northrop Grumman Corporation and Monsanto Company. Mr. Robson's term as Trustee expires in 2000.

  Stephen L. Feinberg--55--Mr. Feinberg has served as a Trustee since January 1993. Since 1970, he has been Chairman of the Board and Chief Executive Officer of Dorsar Investment Co. Mr. Feinberg is also a director of Security Capital Preferred Growth Incorporated (an affiliate of Security Capital), Continental Transmission Corporation, Harvill Press Limited, St. John's College, The Santa Fe Institute and the Feinberg Foundation, Inc., and is a former director of Farrar, Strauss and Giroux, Inc. Mr. Feinberg was formerly Chairman of the Board of St. John's College. Mr. Feinberg's term as Trustee expires in 2001.

  Donald P. Jacobs--71--Mr. Jacobs has served as a Trustee since February 1996. Mr. Jacobs has been a member of the faculty of J.L. Kellogg Graduate School of Management of Northwestern University since 1957, and Dean since 1975. Mr. Jacobs is a director of Commonwealth Edison and its parent company, Unicom, Hartmarx Corporation, Everen Securities, Inc., and Terex Corporation. Mr. Jacobs was formerly Chairman of the Public Review Board of Andersen Worldwide. Mr. Jacobs' term as Trustee expires in 2001.

Meetings and Committees

  The Board held ten meetings during 1998, including six telephonic meetings. The Audit Committee of the Board, composed of Messrs. Feinberg, Myers and Robson, is responsible for recommending to the Board the appointment of independent auditors, reviewing all recommendations of the auditors with respect to accounting methods and internal controls of ProLogis, reviewing and approving non-audit services, and reviewing the scope of the audits conducted by the auditors. The Audit Committee held two meetings during 1998.

  The Board has an Investment Committee which approves asset acquisitions and other investment decisions between meetings of the full Board. Any decisions made by the Investment Committee are reported to the full Board at its next quarterly meeting. The Investment Committee is comprised of Messrs. Feinberg, Lyons, Myers and Wattles, and held 19 meetings during 1998.

  The Board also has a Management Development and Compensation Committee (the "Compensation Committee") consisting of Messrs. Myers, Jacobs and Robson, with Messrs. Brooksher and Wattles serving as non-voting members. The Compensation Committee reviews and approves ProLogis' compensation arrangements and plans. The Compensation Committee held two meetings during 1998.

  ProLogis has no standing nominating committee.

  During 1998, each Trustee attended at least 75 percent of the total number of meetings of the Board and the committees on which he served.

Trustee Compensation

  During 1998 and for the first three months of 1999, ProLogis paid an annual retainer of $20,000 to Trustees who were not officers of ProLogis or employees of Security Capital ("Outside Trustees"). As of April 1, 1999, the annual retainer was raised to $25,000. These fees are paid to the Outside Trustees in Common Shares (quarterly on each dividend payment date) based on the then current market price of the Common Shares pursuant to ProLogis' Dividend Reinvestment and Share Purchase Plan (the "Share Purchase Plan"). Outside Trustees also receive $1,000 for each meeting attended, which is also paid in Common Shares. Members of the Investment Committee who are Outside Trustees receive an additional annual retainer of $4,000 and members of the Audit and Compensation Committees who are Outside Trustees receive an additional annual retainer of $2,000, which retainers are also paid in Common Shares. Unless payment is deferred at the option of the Outside Trustee, both the retainer and meeting fees payable to Outside Trustees are paid directly into the Share Purchase Plan on behalf of the Outside Trustees as optional cash payments, and the Common Shares purchased remain in the Share Purchase Plan. Common Shares purchased with the retainer and committee fees may not be sold or otherwise transferred so long as the Outside Trustee remains a Trustee. The Board may grant an individual Outside Trustee a waiver of the requirement that Outside Trustees' fees be used to purchase Common Shares or that such Common Shares be held so long as the Outside Trustee remains a Trustee.

  Each Outside Trustee may defer the payment of fees from the date such fees were originally to be received for a minimum of two years or for so long as the Outside Trustee remains a Trustee. During the period of deferral, ProLogis credits on ProLogis' records the Outside Trustee with fees designated for payment and dividends which would have been paid on the Common Shares previously credited as fees. However, no payment is actually made, nor are any Common Shares or funds actually set aside until the deferral period terminates.

  Outside Trustees are reimbursed for any out-of-town travel expenses incurred in connection with attendance at Board meetings.

Outside Trustees Plan

  During 1998, ProLogis made awards to its Outside Trustees under the ProLogis Common Share Option Plan for Outside Trustees (the "Outside Trustee Plan"). A total of 200,000 Common Shares are authorized for issuance under the Outside Trustee Plan. Through 1998 each Outside Trustee was entitled to receive an option to purchase 2,000 Common Shares at a price per share equal to the closing price for Common Shares on the New York Stock Exchange ("NYSE") on such date. Options granted before 1999 under the Outside Trustee Plan had a five-year term and were immediately exercisable. The Secretary of ProLogis administers the Outside Trustee Plan.

  Commencing in 1999, on the date of each annual meeting of shareholders of ProLogis each Outside Trustee will be granted an option to purchase 5,000 Common Shares at an exercise price equal to the average of the highest and lowest sales price of the Common Shares on the NYSE on that date. The options vest at the rate of 25% per year on each anniversary of the date of the award for the four succeeding years after the award. In the event of changes in the outstanding Common Shares, the administrator may make appropriate adjustments to the aggregate number of Common Shares available under the Outside Trustees Plan and the terms of the options for Common Shares subject to the Outside Trustee Plan.

  Also, commencing in 1999, the Outside Trustees receive dividend equivalent units with respect to the options awarded. Generally, each Outside Trustee will be credited with dividend equivalent units at the end of each calendar year in an amount equal to (i) the average dividend yield during such year with respect to a

Common Share which is in excess of the Standard & Poor's 500 Stock Index average dividend yield for such year, multiplied by (ii) the number of Common Shares underlying the Outside Trustee's outstanding options. Each dividend equivalent unit accumulates additional dividend equivalent units. All dividend equivalent units are paid in Common Shares at a rate of one Common Share per dividend equivalent unit. The dividend equivalent units are subject to the same vesting schedule as the options and will be payable when the options are exercised.

  Each Outside Trustee may defer the award of options under the Outside Trustee Plan from the date such awards are originally made for a minimum of two years or for so long as the Outside Trustee remains a Trustee. During the period of deferral, ProLogis credits on ProLogis' records the Outside Trustees with their awards and dividend equivalent units on the options underlying such awards. However, no awards are actually made until the deferral period terminates.

                             EXECUTIVE COMPENSATION

  The following table presents the compensation for 1998, 1997 and 1996 of each of the Named Executive Officers. Each Named Executive Officer was an employee of Security Capital Industrial Incorporated, ProLogis' former REIT Manager, which was a wholly owned subsidiary of Security Capital, and was compensated by Security Capital during 1996 and from January 1, 1997 through September 8, 1997, the closing date of the merger in which the REIT Manager and SCI Client Services Incorporated, the former ProLogis Property Manager and wholly owned subsidiary of Security Capital, merged into subsidiaries of ProLogis.

                          Annual Compensation               Long-Term Compensation Awards
                      ------------------------------- -----------------------------------------
                                               Other                              Shares of       All
                                              Annual                           Security Capital  Other
                                              Compen- Restricted Common Shares  Class A Common  Compen-
                           Salary      Bonus  sation    Share     Underlying   Stock Underlying sation
      Name and        Year   ($)        ($)   ($)(1)  Awards(#)  Options(#)(2)  Options(#)(3)   ($)(4)
 Principal Position   ---- -------    ------- ------- ---------- ------------- ---------------- ------- ---
K. Dane Brooksher     1998 242,628    602,000    --   (5)60,000     202,111          --         21,936
 Chairman             1997 250,000    350,000    --         --      202,650          469         9,326
                      1996 207,000    268,000    --         --          --           658           224

Irving F. Lyons, III  1998 242,628    502,000    --   (5)50,000     161,111          --         27,869
 President            1997 250,000    275,000    --         --      202,650          892         9,326
                      1996 145,000    230,000    --         --          --           571           157

Jeffrey H. Schwartz   1998 317,998(6) 352,000    --   (5)40,000      47,407          --         18,733
 Senior Managing      1997 227,462(6) 250,000 99,113        --      122,531          208         5,660
 Director             1996 150,000    140,000    --         --          --           417           162

Robert J. Watson      1998 194,103    302,000    --   (5)40,000      47,407          --         18,701
 Managing Director    1997 200,000    215,000    --         --      122,531          219         5,650
                      1996 162,000    125,000    --         --          --           439           175

John W. Seiple        1998 194,103    252,000    --   (5)40,000      35,555          --         16,921
 Managing Director    1997 200,000    200,000    --         --      103,681          208         4,744
                      1996 135,000    165,000    --         --          --           527           146

--------
(1)  Includes reimbursement of relocation costs.

(2) The ProLogis 1997 Long-Term Incentive Plan provides that participants who are awarded options will also receive dividend equivalent units with respect to the options awarded. (See "--1997 Long-Term Incentive Plan.")

(3) These options to acquire shares of Security Capital's Class A Common Stock (the "Class A Common Stock") were awarded by Security Capital under Security Capital's 1995 Option Plan. At the time of the award of these options, each of the Named Executive Officers was an employee of the REIT Manager.

(4) Includes contributions made by ProLogis in 1998 under its 401(k) Savings Plan and the Non-Qualified Savings Plan, consisting of $4,800 to each of Messrs. Brooksher, Schwartz, Seiple and Watson, and $4,791 to Mr. Lyons. Beginning in 1998, ProLogis has matched up to 50% of the first 6% of compensation contributed by the employee under the 401(k) Savings Plan. Also includes the dollar value of insurance premiums paid by ProLogis with respect to term life insurance for the benefit of the Named Executive Officer as follows: Mr. Brooksher, $270 in 1998 and 1997 and $224 in 1996; Mr. Lyons $270 in 1998 and 1997, and $157 in 1996; Mr. Schwartz, $248 in 1998, $226 in 1997, and $162 in 1996; Mr. Watson, $216 in 1998 and 1997
    and $175 in 1996; and Mr. Seiple, $216 in 1998 and 1997 and $146 in 1996.
    Also includes imputed interest income, if any, deemed incurred on loans from ProLogis having an interest rate lower than the rate mandated by the Internal Revenue Service. There were no imputed interest payments in 1996. Mr. Brooksher received imputed interest payments of $16,866 in 1998 and $9,056 in 1997. Mr. Lyons received imputed interest payments of $22,808 in 1998 and $9,056 in 1997. Mr. Schwartz received imputed interest payments of $13,685 in 1998 and $5,434 in 1997. Mr. Watson received imputed interest payments of $13,685 in 1998 and $5,434 in 1997. Mr. Seiple received imputed interest payments of $11,905 in 1998 and $4,528 in 1997.

(5) Amounts shown represent restricted share awards made in 1998 under the 1997 Long-Term Incentive Plan. These awards are comprised of units which will vest 25% on each December 31, beginning December 31, 1999, and may be converted into the number of shares indicated on December 31, 2002. The recipients also receive dividend equivalent units with respect to these awards. (See "--1997 Long-Term Incentive Plan".)

(6) Includes amounts paid as salary to offset additional tax charges resulting from Mr. Schwartz's residence in The Netherlands.

1997 Long-Term Incentive Plan

 General

  The 1997 Long-Term Incentive Plan (the "1997 Incentive Plan") authorizes the award of options or other rights to acquire up to 9,410,000 Common Shares in the aggregate. No individual may be granted awards with respect to more than 500,000 Common Shares in any one-year period. In the event of certain transactions affecting the type or number of outstanding shares, the number or type of shares subject to outstanding awards and the exercise price thereof may be appropriately adjusted. The 1997 Incentive Plan authorizes the establishment of one or more option programs and share purchase programs and authorizes the award of share grants (any of which may be subject to restrictions). All employees of ProLogis or any of its affiliates are eligible to participate in the 1997 Incentive Plan. The Compensation Committee administers the 1997 Incentive Plan.

  Options expire on the date determined by the Compensation Committee which shall not be later than the tenth anniversary of the grant date. The 1997 Incentive Plan provides generally that participants who are awarded options will also receive dividend equivalent units with respect to the options. The dividend equivalent units will be subject to the same vesting schedule as the options and will be payable when the options are exercised, unless the participant elects to defer receipt, or the options expire. Generally, each participant will be credited with dividend equivalent units at the end of each calendar year in an amount equal to (i) the average dividend yield during such year with respect to a Common Share that is in excess of the Standard & Poor's 500 Stock Index average dividend yield for such year, multiplied by (ii) the number of Common Shares underlying the participant's outstanding options that were granted with dividend equivalent units. Each dividend equivalent unit also accumulates additional dividend equivalent units on an annual basis. All dividend equivalent units are paid in the form of Common Shares at the rate of one Common Share per dividend equivalent unit.

 Share Purchase Program

  The 1997 Incentive Plan provides that the Compensation Committee may allow participants to purchase shares, the purchase and distribution of which is subject to the satisfaction of conditions established by the Compensation Committee. The number of shares and the conditions will be established by the Compensation Committee at the time the award is made, provided that any performance period will be at least one year.

 Restricted Share Units

  The Compensation Committee also may award restricted share units. Each restricted share unit awarded represents an interest in one Common Share as of the date of the award. Outstanding restricted share units are generally awarded dividend equivalent units at the end of each year. The dividend equivalent units are provided in an amount equal to the average dividend yield during such year with respect to a Common Share, multiplied by the number of Common Shares underlying the participant's outstanding restricted share units that were granted with dividend equivalent units. The restricted share units together with the applicable dividend equivalent units vest in equal portions on each of the first four anniversaries of the award of the restricted share units so long as the recipient remains an employee of ProLogis or one of its affiliates.

 Performance Awards

  The 1997 Incentive Plan provides that the Compensation Committee may award participants performance shares, the distribution of which is subject to achievement of performance objectives. The number of shares and the performance measures and periods shall be established by the Compensation Committee at the time the award is made, provided that any performance period shall be at least one year.

Option Grants in 1998

  The following table sets forth certain information with respect to individual grants of options during 1998 to each of the Named Executive Officers.

                                                    Option Grants
                         --------------------------------------------------------------------
                                                  Individual Grants
                         --------------------------------------------------------------------
                         Common Shares  Percent of
                          Underlying   Total Options  Exercise
                            Options     Granted to       or
                            Granted    Employees in  Base Price Expiration Grant Date Present
          Name              (#)(1)         1998      ($/share)   Date (2)     Value ($)(3)
          ----           ------------- ------------- ---------- ---------- ------------------
K. Dane Brooksher (4)...    202,111        13.13%        (4)        (4)         $560,181
Irving F. Lyons, III
 (5)....................    161,111        10.46%        (5)        (5)         $446,840
Jeffrey H. Schwartz.....     47,407         3.08%    $21.09375   10/15/08       $132,029
Robert J. Watson........     47,407         3.08%    $21.09375   10/15/08       $132,029
John W. Seiple..........     35,555         2.31%    $21.09375   10/15/08       $ 99,021

--------
(1) All of the options granted to the Named Executive Officers in 1998 have dividend equivalent units.

(2) The options vest 25% on the first anniversary of the date of grant and an additional 25% on each of the second, third, and fourth anniversaries of the date of grant. However, such options may be exercised earlier in the event of the optionee's retirement, disability or death, or upon termination of an optionee's employment due to a change of control of ProLogis.

(3) The amounts shown are based on the Black-Scholes option pricing model. The material assumptions incorporated in the Black-Scholes model in estimating the value of the options include the following: an expected option life of
    6.75 years; a risk-free interest rate of 4.74%; an expected dividend yield of 7.36%; and expected volatility of 27.37%. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Common Shares over the exercise price on the date the option is exercised. There can be no assurance that the value realized by an optionee will be at or near the value estimated by using the Black-Scholes model.

(4) Mr. Brooksher received two option grants in 1998: On October 15, 1998, he received options to acquire 71,111 Common Shares at a price of $21.09375. The grant date present value was $198,044 and the grant expires on October 15, 2008. On December 17, 1998, Mr. Brooksher received options to acquire 131,000 Common Shares at a price of $20.9375. The grant date present value was $362,137 and the grant expires on December 17, 2008.

(5) Mr. Lyons received two option grants in 1998: On October 15, 1998, he received options to acquire 71,111 Common Shares at a price of $21.09375. The grant date present value was $198,044 and the grant expires on October 15, 2008. On December 17, 1998, Mr. Lyons received options to acquire 90,000 Common Shares at a price of $20.9375. The grant date present value was $248,796 and the grant expires on December 17, 2008.

Option Exercises in 1998 and Year-End Option Values

  None of the Named Executive Officers exercised options for Common Shares or shares of Security Capital Common Stock in 1998. The following table sets forth certain information as to the year-end value of unexercised options owned by those executive officers.

                                ProLogis Common Shares                  Shares of Security Capital Class A Common Stock
                  --------------------------------------------------- ---------------------------------------------------
                    Securities Underlying     Value of Unexercised      Securities Underlying     Value of Unexercised
                   Unexercised Options at    in-the-Money Options at   Unexercised Options at    in-the-Money Options at
                         Year-End(#)             Year-End($) (1)             Year-End(#)             Year-End($) (2)
                  ------------------------- ------------------------- ------------------------- -------------------------
      Name        Exercisable Unexercisable Exercisable Unexercisable Exercisable Unexercisable Exercisable Unexercisable
      ----        ----------- ------------- ----------- ------------- ----------- ------------- ----------- -------------
K. Dane
 Brooksher.......      --        404,761         --           --         4,723        1,553      1,387,597         --
Irving F. Lyons,
 III.............      --        363,761         --           --           196        1,288            --          --
Jeffrey H.
 Schwartz........      --        169,938         --           --           995          913          2,505      18,370
Robert J.
 Watson..........      --        169,938         --           --         1,795        1,304        483,098     135,568
John W. Seiple...      --        139,236         --           --           178          998          2,088      18,788

-------
(1)Based on the December 31, 1998, NYSE closing price of $20.75 per share.

(2)Based on the December 31, 1998, NYSE closing price of $660.00 per share.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

  ProLogis has no employment contracts with any executive officer and no plans or arrangements by which any such executive officer will be compensated as a result of his resignation or retirement or any other termination of his employment with ProLogis or in connection with a change in control of ProLogis, except that in the event a "Change in Control," as such term is defined in either the 1997 Incentive Plan or the Outside Trustees Plan, occurs, options to purchase Common Shares granted under either of the plans become immediately exercisable and restrictions on purchased Common Shares lapse.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee is responsible for acting on behalf of the Board with respect to (i) general compensation and benefit practices of ProLogis,
(ii) review and approval of salaries and other compensation actions for ProLogis' Chief Executive Officer, Named Executive Officers and other senior executive officers, and (iii) adopting, administering and approving awards under annual and long-term incentive compensation plans. None of the voting members of the Compensation Committee are officers or employers of ProLogis.

Compensation Philosophy

  The Compensation Committee is committed to a compensation philosophy which rewards employees on the basis of ProLogis' success in attaining ProLogis' financial objectives as well as on the basis of the employees' success in attaining individual financial and qualitative performance objectives. ProLogis' compensation program is designed to:

  . Attract, reward and retain highly qualified executives.

  . Align shareholder and employee interests.

  . Reward long-term career contributions to ProLogis.

  . Emphasize the variable portion of total compensation (cash and stock) as an individual's level of responsibility increases.

  . Provide fully competitive compensation opportunities consistent with performance.

  . Encourage teamwork.

  During 1998, the Compensation Committee conducted a full review of ProLogis' executive compensation programs with primary focus on Chief Executive Officer compensation. This review included a comprehensive report from independent compensation consultants assessing the effectiveness of the programs and relative competitiveness versus identified comparable companies of similar size and business characteristics to ProLogis. This group of comparable companies included companies from the real estate investment trust marketplace with an industrial property focus and represent the most direct competitors for executive talent. Key findings from this review were discussed extensively with senior management and the Compensation Committee. Their impact on compensation philosophy and practices for 1999 are outlined below by element.

Key Elements of Compensation

  The key elements of ProLogis' executive compensation program consist of base salary, annual bonus and long-term incentives. As an executive's level of responsibility increases, a greater portion of total compensation is based on annual and long-term performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual's compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the position's role and relative impact on business results consistent with ProLogis' variable pay for performance philosophy.

Base Salary

  Currently, base salaries for senior executives are based on an overall assessment of the executive's responsibilities and contribution to ProLogis and are reviewed every two years. A key finding of the 1998 compensation review showed that salaries are below comparable market benchmarks for certain Named Executive Officers. Base salaries effective for 1999 will be positioned at mid-market levels consistent with the overall responsibilities of the position and performance and experience of the individual. Formally, company-wide reviews of the salaries of senior executives will continue to take place every two years, but the Compensation Committee may adjust salaries on an individual basis as needed at any time.

Annual Bonus

  ProLogis' senior executives are eligible for annual cash bonus awards based on the performance of ProLogis overall, the executive's business unit and the executive individually during the prior year. Historically, individual bonus awards have been paid in amounts which achieve a targeted level of competitive total cash compensation (base salary and annual bonus) consistent with performance. A key finding of the 1998 compensation review showed that target bonus levels for senior executives (expressed as a percent of an executive's base salary) were below target bonus levels for similar positions in comparable companies. For 1999, target bonus levels will be reviewed and adjusted as needed.

  Annual performance goals will be established by the Compensation Committee at the beginning of each fiscal year for the Named Executive Officers. Specifically, the Committee will consider performance based on financial measures such as funds from operations ("FFO") and total shareholder returns, both absolute and relative to comparable companies, as well as more qualitative measures for each individual.

  Performance versus these criteria will determine individual awards with 100% achievement resulting in payment of the target award. Awards for performance below and above this level of achievement will be at the discretion of the Compensation Committee. Additionally, awards earned under the program may be further adjusted up or down at the discretion of the Compensation Committee based on the quality of the results, extraordinary circumstances, and other factors that the Compensation Committee deems as relevant.

Long-Term Stock Incentives

  Long-term share incentives are designed to foster significant ownership of ProLogis Common Shares, promote a close identity of interests between ProLogis senior executives and shareholders, and motivate and reward long-term strategic management and enhancement of shareholder value.

  Non-qualified share options have been the primary long-term incentive form and constitute a major component of senior executive compensation. Option awards generally reflect the executive's level of responsibility and impact on the long-term success of ProLogis. Additionally, consideration is given to an executive's potential for future responsibility and impact. The number of shares covered by annual grants generally reflects competitive industry practices. Share options awarded in 1998 were granted with an exercise price equal to the market price on the date of grant and vest ratably over four years.

  In 1998, restricted share units were granted on a highly selective basis to key executives critical to the long-term success of ProLogis to promote long-term retention and promote the growth of shareholder value. These awards will vest ratably over four years.

  It was determined in the course of the 1998 compensation review that ProLogis' long-term incentive programs are effective and generally competitive with market practices for most senior executives. For certain Named Executive Officers however, grants made over the prior three years placed their long-term incentive opportunity below that of similar positions in comparable companies. Long-term incentive opportunities for these individuals will be adjusted to mid-market levels relative to the defined competitive market and consistent with the performance of the individual and ProLogis.

Chief Executive Officer Compensation

  The Compensation Committee meets annually without the Chief Executive Officer present to evaluate the Chief Executive Officer's performance and to determine the Chief Executive Officer's compensation. In considering Mr. Brooksher's compensation, the Compensation Committee considers his principal responsibilities, which are to provide the overall vision and strategic direction for ProLogis, to attract and retain highly qualified employees and to develop and maintain key capital relationships for ProLogis.

  Mr. Brooksher's salary of $250,000, which became effective January 1, 1997, was not increased in 1998. Based on the market compensation study conducted by outside consultants in 1998, it was determined that Mr. Brooksher's base salary was significantly below competitive base salary levels of other chief executive officers in companies of comparable size and business profile. Mr. Brooksher's base salary will be adjusted in 1999 to mid-market levels versus the defined competitive market.

  In determining Mr. Brooksher's 1998 annual bonus and long-term incentive award, the Compensation Committee reviewed the overall performance of ProLogis and Mr. Brooksher's individual performance. During 1998, ProLogis achieved several important objectives which the Compensation Committee believed Mr. Brooksher was instrumental in achieving:

  . Improved FFO 19.2% to $1.80 per share in 1998 versus $1.51 in 1997.

  . Four significant corporate transactions--the acquisition of Kingspark
    Holding S.A. (UK), Warsaw Distribution Center (Poland) and Garonor Holdings S.A. (France), and the merger with Meridian Industrial Trust, Inc. (US).

  . Stabilized lease percentage at year-end of 96.3% with rental rate growth for the year of 15.2%.

  . 38.2% growth in customers in targeted "Global 1,000" companies.

  . Depth of management added and new organization structures implemented.

  In view of these accomplishments, the Compensation Committee awarded Mr. Brooksher an annual bonus award of $600,000 for 1998. Additionally, the Committee granted Mr. Brooksher share options to acquire 202,111 shares. A total of 60,000 restricted share units were awarded to Mr. Brooksher as part of the key executive retention grants made in December of 1998. The Committee has determined that the combination of the annual bonus award and stock grants, in addition to base salary, would place Mr. Brooksher's total compensation at approximate mid-market levels versus the comparable companies.

Section 162(m)

  The Compensation Committee is aware of the limitations imposed by Section 162(m) of the Internal Revenue Code on the deductibility of compensation paid to certain senior executives to the extent it exceeds $1 million per executive. The law exempts compensation paid under plans that relate compensation to performance. Although ProLogis' plans are designed to relate compensation to performance, certain elements of the plans may not meet the tax law's requirements because they allow the Compensation Committee to exercise discretion in setting compensation. The Compensation Committee is of the opinion that it is better to retain discretion in determining executive compensation. However, the Compensation Committee will continue to monitor the requirements of the Internal Revenue Code to determine what actions, if any, should be taken with respect to the Section 162(m).

  This report is submitted by the members of the Compensation Committee:
Messrs. Myers, Jacobs and Robson.

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Shares against the cumulative total return of the Standard & Poor's Composite--500 Stock Index and the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Equity REIT Index for the period commencing March 31, 1994, the date that ProLogis' initial public offering was completed, and ended December 31, 1998. The Common Share price performance shown on the graph is not necessarily indicative of future price performance.

                   Comparison of Cumulative Total Return/1/
  ProLogis Common Shares, S&P Composite-500 Stock Index & NAREIT Equity REIT
                                     Index

[PERFORMANCE GRAPH APPEARS HERE]

                         March 31,  December 31, December 31, December 31, December 31, December 31,
                         1994(1)(2)     1994         1995         1996         1997         1998
                         ---------- ------------ ------------ ------------ ------------ ------------
ProLogis................  $100.00     $123.30      $134.14      $173.26      $215.09      $189.73
S&P 500.................  $100.00     $105.31      $144.89      $178.26      $237.09      $305.50
NAREIT Equity REIT
 Index..................  $100.00     $ 99.77      $115.01      $155.57      $187.08      $154.34

--------
(1) Assumes that the value of the investment in Common Shares and each index was $100 on March 31, 1994 and that all dividends were reinvested. For purposes of calculating total return on the Common Shares, the warrant issuance described below in "Certain Relationships and Transactions-- Acquisition of REIT Manager and Property Manager" was valued based on the closing price of the warrants distributed on the NYSE on September 18, 1997, the date the warrants were issued to the distribution agent.

(2) ProLogis' initial public offering was completed, and the Common Shares commenced trading, on March 31, 1994.

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

Acquisition of REIT Manager and Property Manager

  In September, 1997 ProLogis acquired Security Capital Industrial Incorporated and SCI Client Services Incorporated, the REIT Manager and the Property Manager, respectively. To acquire the companies ProLogis issued to Security Capital 3,692,023 Common Shares, which number was based on the average closing price of the Common Shares over the five-day period immediately preceding the transaction, which was $22.175 per Common Share.

  ProLogis also conducted a rights offering entitling its shareholders (other than Security Capital) to purchase up to approximately $104.4 million of additional Common Shares. A total of 4,970,352 Common Shares were purchased by shareholders of ProLogis pursuant to this rights offering. In addition, Security Capital issued warrants to purchase 3,608,202 shares of Security Capital's Class B Common Stock to ProLogis' equity security holders other than Security Capital. The warrants expired on September 18, 1998.

Amended and Restated Investor Agreement

  ProLogis and Security Capital are parties to a Third Amended and Restated Investor Agreement, dated as of September 9, 1997 (the "Investor Agreement"). Pursuant to the Investor Agreement, Security Capital has the right, so long as it owns between 10% and 25% of the Common Shares, to nominate one person to the Board. So long as Security Capital owns 25% or more of the Common Shares, Security Capital will be entitled to nominate a proportionate number of persons to the Board subject to a maximum of three nominees if the size of the Board does not increase above the current size of ten Trustees. In addition, ProLogis is required to consult with Security Capital's nominees to the Board prior to taking any action with respect to the following: (i) finalization of the annual budget and substantial deviations therefrom; (ii) the acquisition or sale of assets in a single transaction or group of related transactions where the price exceeds $25 million; (iii) any contract for investment, property management or leasing services: and (iv) any service contract providing for payments in excess of $1.0 million. ProLogis has no obligation to follow the advice of Security Capital with respect to the foregoing matters.

  Under the Investor Agreement, so long as it owns at least 25% of the Common Shares, Security Capital also has the right of prior approval with respect to the following matters: (i) the issuance of equity securities or securities convertible into equity securities (other than issuances in connection with option, dividend reinvestment and similar plans) for less than the fair market value of such securities; (ii) the issuance of any preferred shares which would result in the Fixed Charge Coverage Ratio (as defined therein) being less than 1.4 to 1.0; (iii) adopting any employee benefit plans under which Common Shares may be issued; and (iv) the compensation of senior officers of ProLogis; (v) the incurrence of additional indebtedness which would result in the Interest Expense Coverage Ratio (as defined therein) being less than 2.0 to 1.0.

Administrative Services Agreement

  ProLogis and a subsidiary of Security Capital entered into an administrative services agreement, pursuant to which Security Capital provides ProLogis with certain administrative and other services with respect to certain aspects of ProLogis' business, as selected from time to time by ProLogis at its option. These services include, but are not limited to, payroll and tax administrative services, cash management and accounts payable services, data processing and other computer services, research, and insurance administration. The fees payable to Security Capital are based on negotiated rates for each service provided. The administrative services agreement is automatically renewed each December 31, for consecutive one-year terms, subject to approval by a majority of the independent members of the Board. ProLogis believes that the terms and conditions of the administrative services agreement are as favorable as those that could have been obtained from unaffiliated third parties.

Protection of Business Agreement

  Security Capital and ProLogis are parties to a protection of business agreement dated as of September 9, 1997, which prohibits Security Capital and its affiliates from providing, anywhere within the United States, directly or indirectly, substantially the same services as those previously provided by the REIT Manager and the Property Manager to any entity that owns or operates real property that is or is planned to be used primarily for distribution and light manufacturing properties. The protection of business agreement does not prohibit Security Capital or its affiliates from owning the securities of any class of ProLogis. The protection of business agreement will terminate in the event of an acquisition, directly or indirectly (other than by purchase from Security Capital or any of its affiliates), by any person (or group of persons acting in concert), other than Security Capital or any of its affiliates, of the greater of (i) 25% or more of the outstanding shares of voting securities of ProLogis and (ii) the percentage of outstanding voting securities of ProLogis owned directly or indirectly by Security Capital and its affiliates, in either case without the prior written consent of the Board of Trustees. Subject to earlier termination pursuant to the preceding sentence, the protection of business agreement will terminate on September 9, 2000.

Security Capital Markets Group Financial Advisory Fee

  Following completion of the merger of Meridian with and into ProLogis, ProLogis paid a fee of $650,000 to Security Capital Markets Group ("Capital Markets"), a subsidiary of Security Capital, for financial advisory services. Capital Markets assisted ProLogis with the financial analysis of Meridian and of the combined entity that was ultimately created with the successful completion of the merger. ProLogis believes that the terms and conditions of the foregoing transaction were as favorable as those that could have been obtained from unaffiliated third parties.

Partnership Affiliations

  As part of its acquisition program of industrial facilities, ProLogis has consummated four transactions pursuant to which it contributed cash, and third-party partnerships contributed a portfolio of facilities, to ProLogis Limited Partnership--I, ProLogis Limited Partnership--II, ProLogis Limited Partnership--III and ProLogis Limited Partnership--IV. Irving F. Lyons, III, President and Chief Investment Officer and Trustee of ProLogis, is a partner in ProLogis Limited Partnership--I. Mr. Lyons also owns minority interests in a substantial amount of undeveloped industrial land near ProLogis' industrial parks in the San Francisco Bay Area. ProLogis has purchase options and rights of first refusal with respect to all sales of land and build-to-suit opportunities involving this property. The ProLogis Limited Partnership--I transaction and the prices for such options (which are fixed or determined pursuant to formulas) were negotiated at arms' length prior to Mr. Lyons' affiliation with ProLogis. Jeffrey H. Schwartz, a Senior Managing Director of ProLogis, has an ownership interest in partnerships that are limited partners in ProLogis Limited Partnership--III and ProLogis Limited Partnership--IV. The ProLogis Limited Partnership--III and ProLogis Limited Partnership--IV transactions were negotiated at arms' length prior to Mr. Schwartz's affiliation with ProLogis.

Frigoscandia

  In the first quarter of 1998, Frigoscandia S.A., a Luxembourg corporation, of which ProLogis holds all of the preferred shares which represent 95% of the contributed equity, and of which Security Capital held all of the ordinary or common shares which represent 5% of the contributed equity, acquired Frigoscandia AB, one of the largest refrigeration distribution companies in Europe. The acquisition was funded through equity and debt with Security Capital, through Frigoscandia S.A., providing $50,000 initially. ProLogis has invested approximately $28.5 million in the preferred stock of Frigoscandia S.A.

  On September 30, 1998, Security Capital and three independent third parties formed a Delaware limited liability company ("Frigoscandia LLC") to which Security Capital contributed its interest in Frigoscandia S.A. and $443,000. The three independent parties contributed $699,000 in the aggregate to Frigosandia LLC. Security Capital holds 100% of the Class B membership interest, which is a nonvoting interest, in Frigoscandia LLC, and

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

the three independent parties hold 100% of the Class A membership interest, which is a voting interest, in Frigoscandia LLC. Security Capital and the three independent parties are the only members of Frigoscandia LLC.

  Frigoscandia LLC also has certain rights if ProLogis alters its ownership interest in Frigoscandia S.A. If (i) ProLogis converts all or a portion of ProLogis' preferred shares in Frigoscandia S.A. into ordinary or common shares or (ii) sells all or a portion of such preferred shares without the consent of Frigoscandia LLC, ProLogis must offer to purchase Frigoscandia LLC's equity interest in Frigoscandia S.A. at fair market value or arrange for the party acquiring ProLogis' preferred shares to acquire Frigoscandia LLC's interest on substantially the same terms.

  In addition, Frigoscandia LLC provides administrative and financial consulting services to Frigoscandia S.A. for which Frigoscandia LLC receives an annual fee of $55,000.

  ProLogis believes that the terms and conditions of the transactions entered into with Frigoscandia LLC are as favorable as those that could have been obtained from an unaffiliated party.

Kingspark

  In August 1998, Kingspark Holding S.A., a Luxembourg corporation, of which ProLogis holds all of the preferred shares which represent 95% of the contributed equity, and of which Security Capital held all of the ordinary or common shares which represent 5% of the contributed equity, acquired Kingspark Group Holding Limited, a leading industrial developer in the United Kingdom. The acquisition was funded through equity and debt with Security Capital, through Kingspark Holding S.A., providing $750,000 initially. ProLogis has invested approximately $24.0 million in the preferred stock of Kingspark Holding S.A.

  In March 1999, Security Capital and three independent third parties formed a Delaware limited liability company ("Kingspark LLC") to which Security Capital contributed its interest in Kingspark Holding S.A. The three independent parties contributed $765,500 in the aggregate to Kingspark LLC, including $253,500 issued by Kingspark LLC to refund Security Capital. Security Capital holds 100% of the Class B membership interest, which is a nonvoting interest, in Kingspark LLC, and the three independent parties hold 100% of the Class A membership interest, which is a voting interest, in Kingspark LLC. Security Capital and the three independent parties are the only members of Kingspark LLC.

  Kingspark LLC also has certain rights if ProLogis alters its ownership interest in Kingspark Holding S.A. If (i) ProLogis converts all or a portion of ProLogis' preferred shares in Kingspark Holding S.A. into ordinary or common shares or (ii) sells all or a portion of such preferred shares without the consent of Kingspark LLC, ProLogis must offer to purchase Kingspark LLC's equity interest in Kingspark Holding S.A. at fair market value or arrange for the party acquiring ProLogis' preferred shares to acquire Kingspark LLC's interest on substantially the same terms.

  In addition, Kingspark LLC provides administrative and financial consulting services to Kingspark Holding S.A. for which Kingspark LLC receives an annual fee of $55,000.

  ProLogis believes that the terms and conditions of the transactions entered into with Kingspark LLC are as favorable as those that could have been obtained from an unaffiliated third party.

Garonor

  In December 1998 Garonor Holdings S.A. ("GSA") acquired Garonor S.A., one of Europe's leading owners and operators of distribution facilities. GSA is a Luxembourg corporation in which Security Capital and certain independent parties own approximately 5% of the outstanding shares. ProLogis holds the remaining outstanding shares. Security Capital acquired its shares for $1,000,000. Beginning January 1, 2000, Security Capital has the right to require ProLogis to acquire Security Capital's shares in GSA for $1.08 million (the "Put

Price"). The Put Price increases each month until ProLogis acquires the shares. In addition, Security Capital has agreed to provide administrative and financial consulting services to ProLogis in connection with the Garonor S.A. acquisition. ProLogis paid Security Capital a one time fee of $70,000 for such services. ProLogis has invested approximately $5.6 million in the preferred stock of GSA.

Loans to Executive Officers

  Security Capital has entered into an unsecured, full recourse promissory note with K. Dane Brooksher, Chairman and Chief Executive Officer of ProLogis. Under the terms of the promissory note, Security Capital lent Mr. Brooksher $249,997, which amount is due on the earlier of January 4, 2005 or 120 days after Mr. Brooksher is no longer an officer of ProLogis. Interest on the unpaid balance accrues at a floating rate per annum equal to the lowest rate charged by Morgan Guaranty Trust Company of New York to its most creditworthy corporate customers for unsecured loans having a maturity of ninety days or less, in effect from time to time, plus .25%, and is payable semi-annually on each July 4 and January 4. The proceeds of the promissory note were used by Mr. Brooksher to purchase Common Shares.

  In addition, in 1997 ProLogis made the following loans to the Named Executive Officers for the purchase price of Common Shares pursuant to the share purchase program which loans remain outstanding (balances as of March 31, 1999): Mr. Brooksher, $1,893,515; Mr. Lyons, $1,893,515; Mr. Schwartz,
$1,136,096; Mr. Watson, $1,136,096; and Mr. Seiple, $946,757. Each loan is full recourse to the executive officer and is secured by the purchased Common Shares. The loans bear interest at the lower of ProLogis' annual dividend yield on Common Shares or 6.0% per annum, and have a ten-year term. The loans will become due and payable (i) immediately upon the sale of the purchased Common Shares or ProLogis' termination of the executive officer's employment for cause, (ii) 180 days after ProLogis' termination of the executive officer's employment following a change in control, (iii) 365 days after termination of the executive officer's employment by reason of death, disability or retirement or (iv) 90 days after termination of the executive officer's employment for any other reason.

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

                   AMENDED AND RESTATED DECLARATION OF TRUST

                                  Proposal 2

  ProLogis is governed by its Amended and Restated Declaration of Trust, dated December 15, 1993, as subsequently amended and supplemented (the "Old Charter"). The Board is proposing to amend and restate the Old Charter because of the outdated nature of the Old Charter, the significant restrictions on ProLogis' operations contained in the Old Charter and to reduce the costs to ProLogis of engaging in certain types of transactions. In addition, the Board is proposing to implement new provisions and to modify existing provisions in the Old Charter which could have the effect of deterring hostile takeover attempts by third parties. These proposed provisions are described in more detail in the summary of the New Charter contained below. The Board has unanimously approved the New Charter in the form attached as Annex I. The following description, which summarizes some of the most significant changes in the New Charter, is qualified in its entirety by reference to the form of New Charter attached as Annex I. If the New Charter is approved, the Board intends to adopt amended and restated Bylaws (the "New Bylaws").

  The affirmative vote of holders of at least a majority of the Common Shares entitled to vote thereon is required to approve this proposal.

Restriction on Size of Holdings of Shares

  The New Charter would update the transfer restrictions contained in the Old Charter to take into account changes in the Internal Revenue Code of 1986, as amended (the "Code"), and related regulations and rulings. The Board believes these changes are desirable in order to preserve more clearly ProLogis' ability to qualify as a REIT for federal income tax purposes.

  For ProLogis to qualify as a REIT under the Code, no more than 50% in value of ProLogis' shares (after taking into account options to acquire shares) may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities and constructive ownership among specified family members) during the last half of a taxable year (other than the first taxable year) or during a proportionate part of a short taxable year. ProLogis' shares must also be beneficially owned (other than during the first taxable year) by 100 or more persons during at least 335 days of a taxable year or during a proportionate part of a shorter taxable year.

  The New Charter provides, subject to certain exceptions specified therein, that no holder would be permitted to own, or be deemed to own by virtue of the attribution provisions of the Code or as a result of beneficial ownership as defined under Rule 13(d) under the Securities Exchange Act of 1934, more than 9.8% in number of shares or value, of the outstanding shares of ProLogis (the "Ownership Limit"). The Board may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure ProLogis' status as a REIT. Any transfer of ProLogis' shares that would (i) create a direct or indirect ownership of ProLogis' shares in excess of the Ownership Limit, (ii) result in ProLogis' shares being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution) as provided in Section 856(a) of the Code or (iii) result in ProLogis being "closely held" within the meaning of
Section 856(h) of the Code, shall be null and void ab initio, and the intended transferee will acquire no rights to ProLogis' shares. The foregoing restrictions on transferability and ownership will not apply if the ProLogis Board determines that it is no longer in the best interests of ProLogis to attempt to qualify, or to continue to qualify, as a REIT. The New ProLogis Charter excludes Security Capital and, to the extent that the Board determines that the status of ProLogis as a REIT will not be jeopardized, the affiliates, successors and assignees of Security Capital, from the foregoing ownership restrictions.

  Any shares the purported transfer of which would result in a person owning ProLogis' shares in excess of the Ownership Limit or cause ProLogis to become "closely held" under Section 856(h) of the Code that is not otherwise permitted as provided above will constitute excess shares ("Excess Shares"), which will be transferred pursuant to the New Charter to a party not affiliated with ProLogis designated by ProLogis as the trustee of a trust for the exclusive benefit of an organization or organizations described in Sections 170(b)(1)(A) and 170(c)

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

of the Code and identified by the ProLogis Board as the beneficiary or beneficiaries of the trust (the "Charitable Beneficiary"), until such time as the Excess Shares are transferred to a person whose ownership will not violate the restrictions on ownership. While these Excess Shares are held in trust, distributions on such Excess Shares will be paid to the trust for the benefit of the Charitable Beneficiary and may only be voted by the trustee for the benefit of the Charitable Beneficiary. Subject to the Ownership Limit, the Excess Shares will be transferred by the trustee at the direction of ProLogis to any person (if the Excess Shares would not be Excess Shares in the hands of such person). The purported transferee will receive the lesser of (i) the price paid by the purported transferee for the Excess Shares (or, if no consideration was paid, fair market value on the day of the event causing the Excess Shares to be held in trust) and (ii) the price received from the sale or other disposition of the Excess Shares held in trust. Any proceeds in excess of the amount payable to the purported transferee will be paid to the Charitable Beneficiary. In addition, such Excess Shares held in trust are subject to purchase by ProLogis for a 90-day period at a purchase price equal to the lesser of (i) the price paid for the Excess Shares by the purported transferee (or, if no consideration was paid, fair market value at the time of the event causing the shares to be held in trust) and (ii) the fair market value of the Excess Shares on the date ProLogis elects to purchase. Fair market value, for these purposes, means the last reported sales price reported on the NYSE on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over or through which the relevant class of shares of beneficial interest may be traded, or if not then traded over or through any exchange or quotation system, then the market price on the relevant date as determined in good faith by the Board.

  From and after the purported transfer to the purported transferee of the Excess Shares, the purported transferee will cease to be entitled to distributions (other than liquidating distributions), voting rights and other benefits with respect to the Excess Shares except the right to payment on the transfer of the Excess Shares as described above. Any distribution paid to a purported transferee of Excess Shares prior to the discovery by ProLogis that such Excess Shares have been transferred in violation of the provisions of either the Old Charter or the New Charter will be repaid, upon demand, to ProLogis, which will pay any such amounts to the trust for the benefit of the Charitable Beneficiary. If the foregoing transfer restrictions are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the purported transferee of any Excess Shares may be deemed, at the option of ProLogis, to have acted as an agent on behalf of ProLogis in acquiring such Excess Shares and to hold such Excess Shares on behalf of ProLogis.

  All certificates evidencing shares must bear a legend referring to the restrictions described above.

  All persons who own, directly or by virtue of the attribution provisions of the Code, more than 5% (or such other percentage between 0.5% and 5%, as provided in the rules and regulations promulgated under the Code) of the number or value of ProLogis' outstanding shares must give a written notice containing certain information to ProLogis by January 31 of each year. In addition, each shareholder is upon demand required to disclose to ProLogis in writing such information with respect to the direct, indirect and constructive ownership of ProLogis shares as the Board deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to determine ProLogis' status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

  The ownership limitation provisions under the New Charter and the Old Charter are designed to assist in protecting and preserving ProLogis' REIT status and to protect the interest of shareholders in takeover transactions by preventing the acquisition of a substantial block of shares unless the acquiror makes a cash tender offer for all outstanding shares or receives the prior approval of the Board. It is possible, however, that the limitations could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of the ProLogis shares might receive a premium for their shares over the then prevailing market price or which such holders might believe to be otherwise in their best interest.

  The Old Charter restricts beneficial ownership of ProLogis' outstanding shares by a single person, or persons acting as a group, to 9.8% of ProLogis' outstanding shares. The Old Charter provides that the ownership limit (i) does not apply in the case of Security Capital, (ii) is 30% in the aggregate of the outstanding shares of ProLogis in the case of other subscribers in ProLogis' February 1993 private offering, and (iii) does not apply to the acquisition of shares or rights, options or warrants for or securities convertible into shares by an underwriter in a public offering or in any transaction involving the issuance by ProLogis of shares or rights, options or warrants for or securities convertible into shares, in which a majority of the Board determine that the underwriter or other person or party initially acquiring the shares, rights, options or warrants will make a timely distribution thereof to or among other holders such that, following such distribution, none of such shares will be Excess Shares.

Special Meetings of Shareholders

  The New Charter provides that special meetings of shareholders may be called by a majority of the Trustees or upon the written request of shareholders holding in the aggregate not less than a majority of the outstanding shares of ProLogis entitled to vote in the manner provided in the Bylaws. The New Charter provision helps to ensure that shareholders are not required to consider and vote on proposals between annual meetings unless a significant number of shareholders believe that the proposal merits special consideration. The provision may have the effect of making it more difficult for a third party to acquire control of ProLogis in advance of the annual meeting without the consent of the Board, including certain acquisitions which shareholders may deem to be in their best interest.

  The Old Charter provides that special meetings of shareholders may be called
(i) by a majority of the Trustees, (ii) by a majority of the Independent Trustees (as defined below), (iii) by any officer of ProLogis or (iv) upon the written request of shareholders holding not less than 10% of the outstanding shares of ProLogis entitled to vote in the manner provided in the Bylaws.

Removal of Trustees

  The New Charter provides that a Trustee may be removed only for cause by the shareholders by the affirmative vote of two-thirds of all of the votes entitled to be cast in the election of Trustees or by the Trustees then in office by a two-thirds vote. By providing that Trustees may only be removed for cause, the New Charter provision would provide a more stable Board and likely would make Board membership more attractive to qualified candidates by assuring that a Trustee may not be prevented from serving his or her fully elected term unless his or her removal is in the best interests of ProLogis due to the Trustee's improper conduct. Because the New Charter provision makes it more difficult to remove current Trustees, the provision may have the effect of making it more difficult for a third party to acquire control of ProLogis, including certain acquisitions which shareholders may deem to be in their best interest.

  The Old Charter provides that a Trustee may be removed by the shareholders or Trustees in the same manner as the New Charter, except that such removal may be either with or without cause.

Restrictions on Certain Transactions

  The Old Charter provides a variety of detailed restrictions on the ability of ProLogis to take certain trust actions and enter into related party transactions. Many of these restrictions were required by state securities law guidelines which are no longer applicable to ProLogis. In addition, many of these restrictions are difficult in interpretation and cumbersome in application. Therefore, many of the restrictions on the ability of ProLogis to take certain trust actions no longer are relevant or necessary. The New Charter eliminates these irrelevant and unnecessary provisions. The provisions of the New Charter are easier to understand and apply than the comparable provisions of the Old Charter. In addition, the elimination of cumbersome restrictions on ProLogis' operations provides ProLogis with the flexibility to take advantage in a timely fashion of opportunities as such opportunities arise.

 Transactions with an Advisor.

  ProLogis is internally managed and no longer has an advisor. Therefore, the New Charter eliminates the unnecessary provisions in the Old Charter which refer to an advisor.

  The Old Charter contains numerous restrictions on transactions with an advisor.

 Restrictions on Related Party Transactions.

  The New Charter eliminates the more specific restrictions on transactions with affiliates contained in the Old Charter, and instead generally provides that all transactions between ProLogis and Trustees or any affiliates thereof must be approved by a majority of the Trustees not otherwise interested in such transactions. The Board believes that these changes are desirable in order to reduce the costs associated with entering into these types of transactions.

  The Old Charter provides that ProLogis may not purchase property from a sponsor, advisor, Trustee or affiliates thereof. In addition, no Trustee, officer or advisor of the Trust, or any person affiliated with any such persons, may sell any property or assets to the Trust or purchase any property or assets from ProLogis, directly or indirectly, nor shall any person receive any commission or other remuneration, directly or indirectly, in connection with the purchase or sale of ProLogis assets except for services at market rates for like services that have been approved by a majority of the Independent Trustees not otherwise interested in such services as being fair and reasonable to ProLogis. The Old Charter further provides that ProLogis may not enter into any other principal transaction (including without limitation, the sale of property, the making of loans, borrowing money or investing in joint ventures) with the sponsor, advisor, Trustees or affiliates thereof, except for emergency loans approved by a majority of the Independent Trustees not otherwise interested in such transaction as being fair and reasonable to ProLogis and on terms and conditions not less favorable to ProLogis than those available from unaffiliated third parties.

 Other Restrictions on ProLogis' Operations.

  The New Charter eliminates the Old Charter's extensive limitations on ProLogis' ability to undertake certain actions.

  The primary limitations contained in the Old Charter are described below:

  The Old Charter provides that ProLogis may not: (i) be primarily engaged in investing, reinvesting, or trading in securities; (ii) engage in margin transactions or short sales; (iii) invest in puts, calls, straddles, spreads or any combination thereof; (iv) invest or trade in commodities or commodity contracts; (v) invest more than 25% of its total assets in unimproved real property, excluding property which is being developed or will be developed within a reasonable period; (vi) invest in junior mortgage loans unless, by appraisal or other method that the Independent Trustees determine, (a) the capital invested in such mortgage loan is adequately secured on the basis of the equity of the borrower in the property underlining such investment and the ability of the borrower to repay the mortgage loan, or (b) such mortgage loan is a financing device entered into by ProLogis to establish the priority of its capital investment over the capital invested by others investing with ProLogis in a real estate project; (vii) provide for options or warrants issuable to the advisor, Trustees or sponsors of ProLogis or any of their affiliates which exceed an amount equal to 10% of the outstanding shares of ProLogis on the date of grant of such options or warrants; (viii) compensate any independent contractor employed by ProLogis at a rate higher than the going rate, if any, for like services in the community or locale in which such services are performed or at a rate higher than a reasonable rate for such services; (ix) invest in land sale contracts, unless such contracts of sale are in recordable form and are appropriately recorded in the chain of title;
(x) make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of ProLogis, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria; or (xi) make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the advisor, Trustees, sponsors, or affiliates of ProLogis.

  Additionally, the Old Charter provides that aggregate borrowing of ProLogis, secured and unsecured, shall not be unreasonable in relation to the net assets of ProLogis and must be reviewed by the ProLogis Board at least quarterly. The Old Charter provides that the maximum amount of such borrowing in relation to the net assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300%. Any excess in borrowing over such 300% level shall be approved by a majority of the Independent Trustees and disclosed to shareholders in the next quarterly report of ProLogis, along with justification for such excess. The term "net assets" means the total assets (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated at least quarterly on a basis consistently applied.

  The Old Charter further provides that Total Operating Expenses (as defined) of ProLogis may (in the absence of a satisfactory showing to the contrary) not exceed in any fiscal year the greater of: (a) 2% of the average book value of the assets of ProLogis invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period; or (b) 25% of the Net Income of ProLogis for such year. "Net Income" means total revenues applicable to such year, less the expenses applicable to such year other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. For the purposes of the foregoing, if the advisor receives an incentive fee, Net Income shall exclude the gain from the sale of ProLogis' assets. "Total Operating Expenses" means all operating, general, and administrative expenses of ProLogis as determined under generally accepted accounting principles, except the expenses of raising capital, interest payments, taxes, non-cash expenditures, incentive fees paid to the advisor and costs related directly to asset acquisition, operation and disposition. The Independent Trustees have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless the Independent Trustees have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such findings and the reasons in support thereof must be reflected in the minutes of the meeting of the Trustees.

  The Old Charter provides that, within 60 days after the end of any fiscal quarter of ProLogis for which Total Operating Expenses (for the 12 months then ended) exceeded 2% of average invested assets (as calculated above) or 25% of Net Income, whichever is greater, there must be sent to the shareholders of ProLogis a written disclosure of such fact. If the Independent Trustees find that such higher operating expenses are justified, such disclosure must be accompanied by an explanation of the facts the Independent Trustees considered in arriving at the conclusion that such higher operating expenses were justified.

Independence of Trustees

  The New Charter requires that a majority of the members of the Board not be officers or employees of ProLogis. The New Charter provides standard and more easily understood restrictions with respect to Board composition.

  The Old Charter, as a result of certain state securities law guidelines which are no longer applicable, requires that a majority of the members of the Board be "Independent Trustees." An Independent Trustee is defined in the Old Charter to mean a Trustee who (i) is not affiliated, directly or indirectly, with an advisor of ProLogis, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of, such advisor or a business entity which is an affiliate of such advisor, (ii) is not serving as a Trustee or director for more than three REITs organized by a sponsor of ProLogis, and (iii) performs no other services for ProLogis, except as Trustee.

Vacancies Among Trustees

  Under the New Charter, a vacancy or vacancies among the Trustees (including vacancies resulting from an increase in the number of Trustees) are required to be filled (i) at a special meeting of shareholders called for such purpose, (ii) by the Trustee or Trustees then in office, or (iii) at the next annual meeting of shareholders. Trustees elected at special meetings of shareholders to fill vacancies or appointed by the remaining Trustee or Trustees to fill vacancies will hold office until the next annual meeting of shareholders. The New Charter provides ProLogis with more flexibility to fill vacancies occurring on the Board.

  Under the Old Charter, vacancies on the Board resulting from resignation, removal, death or as a result of an increase of up to two additional Trustees during any calendar year are required to be filled by the Trustees then in office, even if less than a quorum, or by a sole remaining Trustee.

Approval of Mergers and Other Extraordinary Transactions

  The New Charter permits ProLogis to enter into certain types of extraordinary transactions, including mergers, with the approval of shareholders holding a majority of the outstanding shares. The New Charter provision will allow ProLogis to more easily take advantage of transactions which the Board and shareholders believe to be in ProLogis' best interest.

  Absent a contrary provision in the Declaration of Trust, Maryland law requires that mergers and certain other extraordinary transactions be approved by shareholders holding two-thirds of the outstanding shares entitled to vote. The Old Charter does not contain a provision regarding the percentage of shareholder approval required for ProLogis to enter into such transactions.

Indemnification of Trustees and Officers

  The Maryland REIT statute permits a REIT to indemnify or advance expenses to trustees, officers, employees and agents of the REIT to the same extent as is permitted for directors, officers, employees and agents of a Maryland corporation under the Maryland General Corporation Law. Under the New Charter, ProLogis would be required to indemnify each Trustee (and would be permitted to indemnify each officer, employee and agent) to the fullest extent permitted by Maryland law, as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a Trustee, officer, employee or agent of ProLogis or is or was serving at the request of ProLogis as a director, trustee, officer, partner, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and to pay or reimburse reasonable expenses, as such expenses are incurred, of each Trustee, officer, employee or agent in connection with any such proceedings. The Board believes that the indemnification provision will enhance ProLogis' ability to attract and retain superior Trustees, officers, employees and agents.

  The Old Charter provides that ProLogis must indemnify and hold harmless each Trustee and officer from and against all claims and liabilities, whether they proceed to judgment or are settled, to which such Trustee may become subject by reason of his being or having been a Trustee or officer, or by reason of any action alleged to have been taken or omitted by him as Trustee or officer, and shall reimburse him for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, including any claim or liability arising under the provisions of federal or state securities laws. However, the Old Charter provides that no Trustee shall be indemnified or reimbursed under the foregoing provisions in relation to any matter unless it shall have been adjudicated that his action or omission did not constitute willful misfeasance, bad faith or gross negligence in the conduct of his duties, or, unless, in the absence of such an adjudication, ProLogis has received a written opinion from independent counsel, approved by the Trustees, to the effect that if the matter of willful misfeasance, bad faith or gross negligence in the conduct of duties had been adjudicated, it would have been adjudicated in favor of such Trustee.

Termination

  The New Charter provides that, subject to the provisions of any class or series of shares at the time outstanding, after approval by a majority of the entire Board, ProLogis may be terminated at any meeting of shareholders called for such purpose, by the affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote. By requiring approval of the Board and that a meeting of the shareholders be held prior to terminating ProLogis, the New Charter provision helps to ensure that careful thought is given prior to a decision to terminate ProLogis. The New Charter also simplifies the vote of shareholders by requiring only that a majority of all the outstanding shares entitled to vote, rather than a majority of the outstanding shares of each class, approve the termination.

  The Old Charter provides that ProLogis may be terminated at any time by a vote or written consent of the holders of a majority of the outstanding shares of all classes.

  In connection with the termination of ProLogis, the New Charter provides that the Board, upon receipt of such releases or indemnity as they deem necessary for their protection, may, without the need to obtain shareholder approval, convey the property of ProLogis to one or more persons, entities, trusts or corporations for consideration consisting in whole or in part of cash, shares of stock or other property of any kind, and distribute the net proceeds among the shareholders ratably, at valuations fixed by the Board, in cash or in kind, or partly in cash and partly in kind. The purpose of the New Charter provision is to give the Board more flexibility to dispose of the assets and property of the ProLogis in a timely manner and in the manner they deem most beneficial to shareholders.

  Under the Old Charter, the Board is required to obtain the written approval of the shareholders holding a two-thirds majority of the outstanding shares before taking the foregoing types of actions.

Annual Meeting of Shareholders

  The New Charter provides that the annual meeting of shareholders must be held upon reasonable notice at a convenient location and within a reasonable period following delivery of the annual report. The New Charter provision gives the Board more flexibility to determine the timing of the annual meeting.

  The Old Charter provides that the annual meeting of shareholders must be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report, but in any event within six months after the end of each full fiscal year.

Increase in Authorized Shares; Further Modifications of Authorized Shares

  The New Charter increases the total number of shares authorized for issuance by ProLogis from 230,000,000 to 275,000,000 in order to provide additional authorized shares for financings and other corporate purposes. The New Charter also permits the Board to increase or decrease the aggregate number of shares or the number of shares of any class authorized for issuance from time to time without shareholder approval. The New Charter, as is the case under the Old Charter, would permit the Board, without shareholder approval, to classify or reclassify any unissued shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption. The shareholders do not have any preemptive rights with respect to issuances of shares of ProLogis. The Board believes that the New Charter provision which allows the Board to change the number of authorized shares of ProLogis without shareholder approval is desirable because it will provide ProLogis with more flexibility to issue additional shares for cash as market conditions permit or in connection with transactions as the Board believes to be in the best interest of ProLogis.

  Under the Old Charter, the total number of shares of all classes authorized for issuance by ProLogis is 230,000,000. As of May 14, 1999 there were currently approximately 161,238,976 shares outstanding.

  The Old Charter does not contain a provision which provides that the Board may increase or decrease the number of shares of ProLogis authorized for issuance without shareholder approval.

Modifications to Par Value of Shares

  The New Charter provides that the Board may change the par value of any class or series of shares of ProLogis and the aggregate par value of the shares of ProLogis without shareholder approval. The New Charter allows the Board to more easily change the par value of shares should the Board decide that such change is in the best interest of ProLogis.

  The Old Charter does not contain a comparable provision.

Name Change

  The New Charter provides that the Board may change the name or other designation of ProLogis without shareholder approval. The New Charter allows the Board to more easily change the name of ProLogis should the Board decide that a name change would advance ProLogis' business objectives.

  The Old Charter does not contain a comparable provision.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires ProLogis' Trustees and officers and beneficial owners of more than ten percent of the outstanding Common Shares to file reports of ownership and changes in ownership of the Common Shares with the Securities Exchange Commission and to send copies of those reports to ProLogis. Based solely on a review of those reports and amendments thereto furnished to ProLogis and on written representations of certain of such persons that they were not required to file certain of those reports, ProLogis believes that no such person failed to file any such report on a timely basis during 1998, except Robin P.R. von Weiler filed one late report with respect to one transaction, Irving F. Lyons, III, filed one late report with respect to one transaction, Walter C. Rakowich filed one late report with respect to one transaction; and each of Edward F. Long, Edward S. Nekritz, Paul C. Congleton, and J. Andre Teixeira filed a late initial report.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board has selected Arthur Andersen LLP, certified public accountants, who have served as auditors for ProLogis since 1991, to serve again as the auditors of ProLogis' books and records for the coming year. A representative of Arthur Andersen LLP is expected to be present at the annual meeting, and he or she will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                                 ANNUAL REPORT

  ProLogis' 1998 Annual Report, which includes financial statements, has previously been mailed to shareholders. The Annual Report does not constitute a part of the proxy solicitation material.

                             SHAREHOLDER PROPOSALS

  Any proposal by a shareholder of ProLogis intended to be presented at the 2000 annual meeting of shareholders must be received by SCI at its principal executive offices not later than February 3, 2000, for inclusion in ProLogis' proxy statement and form of proxy relating to that meeting.

  In addition, if the New Bylaws are adopted, shareholders may present proposals which are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified by the New Bylaws. The New Bylaws require that all shareholders who intend to make proposals at an annual shareholders' meeting submit their proposals to Security Capital during the period 90 to 120 days before the anniversary date of the previous year's annual meeting. To be eligible for consideration at the 2000 annual meeting, proposals which have not been submitted by the deadline for inclusion in the proxy statement must be received by ProLogis between February 25 and March 26, 2000.

                                 OTHER MATTERS

  ProLogis is not aware of any business or matter other than those indicated above which may properly be presented at the meeting. If, however, any other matter properly comes before the meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          Edward S. Nekritz
                                          Secretary

June 2, 1999

                                                                         ANNEX I


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                               OF PROLOGIS TRUST

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I. THE TRUST.........................................................   1
  Section 1.  Name...........................................................   1
  Section 2.  Resident Agent.................................................   2
  Section 3.  Nature of Trust................................................   2
  Section 4.  Powers and Purposes............................................   2
  Section 5.  Conflicts of Interest..........................................   2

ARTICLE II. SHARES...........................................................   2
  Section 1.  Shares of Beneficial Interest..................................   2
  Section 2.  Series A Preferred Shares......................................   4
  Section 3.  Series B Preferred Shares......................................   4
  Section 4.  Series C Preferred Shares......................................   4
  Section 5.  Series D Preferred Shares......................................   4
  Section 6.  Series A Junior Participating Preferred Shares.................   4
  Section 7.  Series E Preferred Shares......................................   5
  Section 8.  Sale of Shares.................................................   5
  Section 9.  General Nature.................................................   5
  Section 10. Acquisition of Shares..........................................   5
  Section 11. Transferability; Transfer Restrictions and Ownership
   Limitations...............................................................   5
    (a) Definitions..........................................................   5
    (b) Ownership Limitation.................................................   8
    (c) Excess Shares........................................................   9
    (d) Prevention of Transfer...............................................  12
    (e) Notice to Trust......................................................  12
    (f) Information for Trust................................................  12
    (g) Other Action by Board................................................  12
    (h) Ambiguities..........................................................  12
    (i) Modification of Existing Holder Limits...............................  12
    (j) Increase or Decrease in Ownership Limit..............................  13
    (k) Limitations on Changes in Existing Holder and Ownership Limits.......  13
    (l) Waivers by the Board.................................................  13
    (m) Legend...............................................................  13
    (n) Severability.........................................................  14
    (o) Transfer of Excess Shares............................................  14
    (p) Distributions on Excess Shares.......................................  14
    (q) Voting of Excess Shares..............................................  14
    (r) Non-Transferability of Excess Shares.................................  14
    (s) Acting as Agent......................................................  15
    (t) Call by Trust on Excess Shares.......................................  15
    (u) Underwritten Offerings...............................................  15
  Section 12. Exemptions from Certain Provisions of Maryland Law.............  15

ARTICLE III. SHAREHOLDERS....................................................  15
  Section 1.  Meetings.......................................................  15
  Section 2.  Voting.........................................................  16
  Section 3.  Distributions..................................................  16
  Section 4.  Annual Report..................................................  16
  Section 5.  Inspection Rights..............................................  16
  Section 6.  Nonliability and Indemnification...............................  16
  Section 7.  Notice of Nonliability.........................................  17


ARTICLE IV. THE TRUSTEES...................................................  17
  Section 1.  Number, Qualification, Compensation and Term.................  17
  Section 2.  Resignation, Removal and Death...............................  18
  Section 3.  Vacancies....................................................  18
  Section 4.  Successor Trustees...........................................  18
  Section 5.  Meetings and Action Without a Meeting........................  19
  Section 6.  Authority....................................................  19
  Section 7.  Powers.......................................................  19
  Section 8.  Right to Own Shares..........................................  20
  Section 9.  Transactions with Trust......................................  20
  Section 10. Limitation of Liability......................................  21
  Section 11. Indemnification..............................................  21
  Section 12. Persons Dealing with Trustees................................  21
  Section 13. Election of Officers.........................................  21
  Section 14. Committees and Delegation of Powers and Duties...............  22

ARTICLE V. TERMINATION AND DURATION........................................  22
  Section 1.  Termination..................................................  22
  Section 2.  Merger, Consolidation or Sale of Trust Property..............  22
  Section 3.  Duration.....................................................  22

ARTICLE VI. AMENDMENTS.....................................................  23
  Section 1.  Amendment by Shareholders....................................  23
  Section 2.  Amendment by Trustees........................................  23
  Section 3.  Requirements of Maryland Law.................................  23

ARTICLE VII. MISCELLANEOUS.................................................  23
  Section 1.  Construction.................................................  23
  Section 2.  Headings for Reference Only..................................  23
  Section 3.  Filing and Recording.........................................  23
  Section 4.  Applicable Law...............................................  23
  Section 5.  Certifications...............................................  23
  Section 6.  Severability.................................................  24
  Section 7.  Bylaws.......................................................  24
  Section 8.  Recording....................................................  24

ARTICLE VIII. LIMITATION OF LIABILITY AND INDEMNIFICATION..................  24
  Section 1.  Limitation of Liability of Officers and Employees............  24
  Section 2.  Indemnification of Officers and Employees....................  24
  Section 3.  Insurance....................................................  24

ANNEX A SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST

ANNEX B SERIES B CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED SHARES OF
        BENEFICIAL INTEREST

ANNEX C SERIES C CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST

ANNEX D SERIES D CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST

ANNEX E SERIES A JUNIOR PARTICIPATING PREFERRED SHARES

ANNEX F SERIES E CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST

                                PROLOGIS TRUST

                     ARTICLES OF AMENDMENT AND RESTATEMENT

  These Articles of Amendment and Restatement of the Amended and Restated
Declaration of Trust of ProLogis Trust are made as of June   , 1999.

                                   RECITALS

  1. ProLogis Trust, a Maryland real estate investment trust (the "Trust"), desires to amend and restate its declaration of trust as currently in effect and as hereinafter amended.

  2. The amendment to and restatement of the declaration of trust of the Trust as hereinafter set forth was duly advised by the Board of Trustees (the "Board") of the Trust and approved by the shareholders (the "Shareholders") of the Trust as required by law.

  3. The Trustees desire that the Trust continue to qualify as a "real estate investment trust" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended ("Title 8"), so long as such qualification, in the opinion of the Trustees, is advantageous to the Shareholders of the Trust.

  4. The beneficial interests in the Trust are divided into transferable Shares of one or more classes of shares of beneficial interest evidenced by certificates or, if the class or series of Shares are uncertificated, by the share records of the Trust.

                                  DECLARATION

  NOW, THEREFORE, the Trustees hereby declare that they hold the duties of Trustees hereunder and hold all assets of the Trust presently existing and hereafter to be received, and all rents, income, profits and gains therefrom, from whatever source derived, in trust for the Shareholders in accordance with the terms and conditions hereinafter provided, which are all of the provisions of the Trust's declaration of trust as currently in effect and as hereinafter amended.

                             ARTICLE I. THE TRUST

  Section 1. Name.

  (a) The Trust governed by this Amended and Restated Declaration of Trust (as amended, supplemented or restated from time to time, this "Declaration of Trust") is herein referred to as the "Trust" and shall be known by the name "ProLogis Trust." So far as may be practicable, legal and convenient, the affairs of the Trust shall be conducted and transacted under such name, which name shall not refer to the Trustees individually or personally or to the beneficiaries or Shareholders of the Trust, or to any officers, employees or agents of the Trust.

  Under circumstances in which the Board determines that the use of the name "ProLogis Trust" is not practicable, legal or convenient, it may as appropriate use the Trustees' names with suitable reference to their Trustee status, or some other suitable designation, or it may adopt another name under which the Trust may hold property or operate in any jurisdiction which name shall not, to the knowledge of the Board, refer to beneficiaries or Shareholders of the Trust. Legal title to all of the properties subject from time to time to this Declaration of Trust shall be transferred to, vested in and held by the Trust in its own name or by the Trustees as joint tenants with right of survivorship as Trustees of the Trust, except that the Board shall have the power to cause legal title to any property of the Trust to be held by and/or in the name of one or more of the Trustees, or any other person as nominee, on such terms, in such manner and with such powers as the Board may determine, provided that the interest of the Trust therein is, in the judgment of the Board, appropriately protected.

  (c) The Trust shall have the authority to operate under an assumed name or names in such state or states or any political subdivision thereof where it would not be legal, practical or convenient to operate in the name of the Trust. The Trust shall have the authority to file such assumed name certificates or other instruments in such places as may be required by applicable law to operate under such assumed name or names.

  (d) The Board may amend this Declaration of Trust, without Shareholder approval, to change the name or other designation of the Trust.

  Section 2. Resident Agent. The name and address of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, 11 East Chase St., Baltimore, Maryland 21202. The Trust may have such other offices or places of business within or without the State of Maryland as the Board may from time to time determine.

  Section 3. Nature of Trust. The Trust is a real estate investment trust within the meaning of Title 8. The Trust is not intended to be, shall not be deemed to be and shall not be treated as, a general partnership, limited partnership, joint stock association or a corporation. The Shareholders shall be beneficiaries in such capacity in accordance with the rights conferred on them hereunder.

  Section 4. Powers and Purposes. The Trust is formed pursuant to the provisions of, and shall have all of the powers provided in, Title 8, as it may be amended from time to time, and shall have such additional powers as are not inconsistent with, and are appropriate with respect to, the purposes of the Trust as set forth in this Declaration of Trust. The purpose of the Trust is to invest in notes, bonds and other obligations secured by mortgages on real property and to purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to do all other things in connection with the foregoing and to have and exercise all powers conferred by Maryland law on real estate investment trusts formed under Maryland law, and to do any or all of the things set forth herein to the same extent as natural persons might or could do. In addition, it is intended that the business of the Trust shall be conducted so that the Trust will qualify (so long as such qualification, in the opinion of the Board, is advantageous to the Shareholders) as a "real estate investment trust" as defined in the Code.

  Section 5. Conflicts of Interest. Any transactions between the Trust and any Trustee or any affiliates thereof shall be approved by a majority of the Trustees not otherwise interested in such transactions.

                              ARTICLE II. SHARES

  Section 1. Shares of Beneficial Interest.

  (a) The units into which the beneficial interests in the Trust shall be divided shall be designated as shares of beneficial interest ("Shares"), with a par value of $0.01 per Share; provided, that the Board may amend this Declaration of Trust, without shareholder approval, to change the par value of any class or series of Shares of the Trust and the aggregate par value of the Shares of the Trust. Ownership of Shares shall be evidenced by certificates in such form as shall be determined by the Board from time to time in accordance with Maryland law; provided, however, that the Board may provide that some or all of any or all classes or series of Shares shall be uncertificated. The owners of the Shares, who are the beneficiaries of the Trust, shall be designated as "Shareholders". The certificates shall be negotiable and title thereto shall be transferred by assignment or delivery in all respects as a stock certificate of a Maryland corporation. The Shares shall consist of common shares of beneficial interest, par value $0.01 per Share (the "Common Shares"), and such other types or classes of Shares as the Board may create and authorize from time to time and designate as representing a beneficial interest in the Trust. The consideration paid for the issuance of Shares shall be determined by the Board and shall consist of money paid, tangible or intangible property or labor or services actually performed. Shares shall not be issued until the full amount of the consideration has been received by the Trust. The Board may authorize Share dividends or Share splits. All Shares issued hereunder shall be, when issued, fully paid, and no assessment shall ever be made on the Shareholders.

  (b) Immediately before the filing of this Declaration of Trust, the total number of Shares of all classes which the Trust had authority to issue was 230,000,000, consisting of 198,450,000 Common Shares, 5,400,000 Series A
Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per Share (the "Series A Preferred Shares"), 8,050,000 Series B Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per Share (the "Series B Preferred Shares"), 2,300,000 Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Series C Preferred Shares"), 11,500,000 Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per Share (the "Series D Preferred Shares"), 2,300,000 Series A Junior Participating Preferred Shares, par value $0.01 per Share (the "Junior Participating Preferred Shares") and 2,000,000 Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per Share (the "Series E Preferred Shares"), representing an aggregate par value of $2,300,000. Immediately after the filing of this Declaration of Trust, the total number of Shares of all classes which the Trust has authority to issue is 275,000,000, consisting of 243,000,000 Common Shares, 5,400,000 Series A Preferred Shares, 8,050,000 Series B Preferred Shares, 2,300,000 Series C Preferred Shares, 11,500,000 Series D Preferred Shares, 2,750,000 Junior Participating Preferred Shares and 2,000,000 Series E Preferred Shares, representing an aggregate par value of $2,750,000. If Shares of one class are classified or reclassified into Shares of another class of Shares pursuant to this Article II (including an exchange of Shares into Excess Shares (defined below) pursuant to Section 11(c)), the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the aggregate number of Shares of all classes that the Trust has authority to issue set forth in the second sentence of this paragraph. The Board, without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

  (c) The Board may classify or reclassify any unissued Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of the Shares by filing articles supplementary pursuant to Maryland law. The Board is authorized to issue from the authorized but unissued Shares of the Trust preferred Shares in series and to establish from time to time the number of preferred Shares to be included in each such series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Shares of each series. Except for Shares so classified or reclassified and any preferred Shares issued hereunder, all other Shares shall be designated as Common Shares, each of which Common Shares shall be equal in all respects to every other Common Share. The authority of the Board with respect to each unissued series shall include, but not be limited to, determination of the following:

    (i) The number of Shares constituting such series and the distinctive designation of such series;

    (ii) The rate of dividend, if any, payable on Shares of such series and whether (and, if so, on what terms and conditions) such dividends shall be cumulative (and, if so, whether unpaid dividends shall compound or accrue interest) or shall be payable in preference or in any other relation to the dividends payable on any other class or series of Shares;

    (iii) Whether Shares of such series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and extent of such voting rights;

    (iv) Whether Shares of such series shall be issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange (including, without limitation, the price or prices or the rate or rates of conversion or exchange or any terms for adjustment thereof);

    (v) Whether Shares of such series may be redeemed and, if so, the terms and conditions on which they may be redeemed (including, without limitation, the dates on or after which they may be redeemed and the price or prices at which they may be redeemed, which price or prices may be different in different circumstances or at different redemption dates);

    (vi) The amount, if any, payable on Shares of such series upon the voluntary liquidation, dissolution or winding up of the Trust in preference to Shares of any other class or series and whether Shares of such series shall be entitled to participate generally in distributions on the Common Shares under such circumstances;

    (vii) The amount, if any, payable on Shares of such series upon the involuntary liquidation, dissolution or winding up of the Trust in preference to Shares of any other class or series and whether Shares of such series shall be entitled to participate generally in distributions on the Common Shares under such circumstances;

    (viii) Sinking fund provisions, if any, for the redemption or purchase of Shares of such series (including any similar fund, however designated); and

    (ix) Any other relative rights, preferences, limitations and powers of Shares of such series.

  Any terms of any class or series of Shares set pursuant to this Section 1 may be made dependent upon facts ascertainable outside of this Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other entity, person or body and the contents of any agreements to which the Trust is a party or any other document) and may vary among holders thereof.

  Section 2. Series A Preferred Shares. The Board has classified 5,400,000 Shares of the Trust as Series A Preferred Shares. A description of the Series A Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex A hereto, which is hereby incorporated by reference as if it were set forth in this
Section 2 in its entirety.

  Section 3. Series B Preferred Shares. The Board has classified 8,050,000 Shares of the Trust as Series B Preferred Shares. A description of the Series B Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex B hereto, which is hereby incorporated by reference as if it were set forth in this
Section 3 in its entirety.

  Section 4. Series C Preferred Shares. The Board has classified 2,300,000 Shares of the Trust as Series C Preferred Shares. A description of the Series C Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex C hereto, which is hereby incorporated by reference as if it were set forth in this
Section 4 in its entirety.

  Section 5. Series D Preferred Shares. The Board has classified 11,500,000 Shares of the Trust as Series D Preferred Shares. A description of the Series D Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex D hereto, which is hereby incorporated by reference as if it were set forth in this
Section 5 in its entirety.

  Section 6. Series A Junior Participating Preferred Shares. The Board has classified 2,750,000 Shares of the Trust as Series A Junior Participating Preferred Shares. A description of the Junior Participating Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex E hereto, which is hereby incorporated by reference as if it were set forth in this Section 6 in its entirety.

  Section 7. Series E Preferred Shares. The Board has classified 2,000,000 Shares of the Trust as Series E Preferred Shares. A description of the Series E Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption thereof, is set forth in Annex F hereto, which is hereby incorporated by reference as if it were set forth in this
Section 7 in its entirety.

  Section 8. Sale of Shares. The Board, in its discretion, may authorize the issuance of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized and for such consideration, as allowed by Maryland law, at such time or times, and on such terms as the Board may deem appropriate. In connection with any issuance of Shares, the Board, in its discretion, may eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share. Except as may be provided in any agreement between the Trust and any of its Shareholders, the Shareholders shall have no preemptive rights of any kind whatsoever (including, but not limited to, the right to purchase or subscribe for or otherwise acquire any Shares of the Trust of any class, whether now or hereafter authorized, or any securities or obligations convertible into or exchangeable for, or any right, warrant or option to purchase such Shares, whether or not such Shares are issued and/or disposed of for cash, property or other consideration of any kind).

  Section 9. General Nature. All Shares shall be personal property entitling the Shareholders only to those rights provided in this Declaration of Trust or in the resolution creating any class or series of Shares. The legal ownership of the property of the Trust and the right to conduct the business of the Trust are vested exclusively in the Trustees; the Shareholders shall have no interest therein other than beneficial interest in the Trust conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Trust or any of its property. The death of a Shareholder shall not terminate the Trust or give his or her legal representative any rights against other Shareholders, the Trustees or the Trust property, except the right, exercised in accordance with applicable provisions of the Trust's Bylaws (the "Bylaws"), to receive a new certificate for Shares in exchange for the certificate held by the deceased Shareholder.

  Section 10. Acquisition of Shares. The Trust may repurchase or otherwise acquire its own Shares at such price or prices as may be determined by the Board, and for such purpose the Trust may create and maintain such reserves as are deemed necessary and proper. Shares issued hereunder and purchased or otherwise acquired for the account of the Trust shall not, so long as they belong to the Trust, either receive distributions (except that they shall be entitled to receive distributions payable in Shares of the Trust) or be voted at any meeting of the Shareholders. Such Shares may, in the discretion of the Board, be disposed of by the Board at such time or times, to such party or parties, and for such consideration, as the Board may deem appropriate or may be returned to the status of authorized but unissued Shares of the Trust.

  Section 11. Transferability; Transfer Restrictions and Ownership Limitations. Shares in the Trust shall be transferable (subject to the further provisions of this Section 11) in accordance with the procedure prescribed from time to time in the Bylaws. The persons in whose name the Shares are registered on the books of the Trust shall be deemed the absolute owners thereof and, until a transfer is effected on the books of the Trust, the Board shall not be affected by any notice, actual or constructive, of any transfer. Any issuance, redemption or transfer of Trust Shares which would operate to disqualify the Trust as a REIT, shall be null and void ab initio.

  (a) Definitions. For purposes of this Section 11, the following terms shall have the following meanings:

    "Adoption Date" shall mean the date of the adoption of the ownership restrictions contained in this Section 11 by resolution of the Board, which shall be deemed to occur upon the Board's adoption of this Declaration of Trust.

    "Beneficial Ownership" shall mean, except as provided below in the following sentence, ownership of Shares by a Person (whether or not treated as an individual for purposes of Section 544 of the Code) who is or would be treated as an owner of such Shares either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. However, Section 544 shall be modified so that no corporate shareholder of an Excluded Holder owning directly or indirectly less than 10% of the stock of such Excluded Holder shall be treated as owning any of the Shares of the Trust owned by such Excluded Holder so long as no individual directly or indirectly owns 50 percent or more in value of the stock of such corporate shareholder. "Beneficial Ownership" shall also mean beneficial ownership as defined under Rule 13(d) under the Securities Exchange Act of 1934, as amended, and, with respect to such meaning, Beneficial Ownership by any Person shall include Beneficial Ownership by other Persons who are part of the same group as the original Person for purposes of such Rule 13(d). The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have correlative meanings.

    "Charitable Beneficiary" shall mean an organization or organizations described in Sections 170(b)(1)(A) and 170(c) of the Code and identified by the Board as the beneficiary or beneficiaries of the Excess Share Trust.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Constructive Ownership" shall mean ownership of Shares by a Person who would be treated as an owner of such Shares, either directly or constructively, through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns," "Constructively Owning" and "Constructively Owned" shall have correlative meanings.

    "Excess Shares" shall mean Shares resulting from an exchange described in subsection (c) of this Section 11.

    "Excess Share Trust" shall mean the trust created pursuant to subsections
  (c) and (o) of this Section 11.

    "Excess Share Trustee" shall mean a person, who shall be unaffiliated with the Trust, any Purported Beneficial Transferee and any Purported Record Transferee, identified by the Board as the trustee of the Excess Share Trust.

    "Excluded Holder" shall mean Security Capital Group and its affiliates, successors or assignees. However an affiliate, successor or assignee of Security Capital Group shall be treated as an Excluded Holder only if the Board determines, based on such evidence as it deems appropriate, that any ownership of Shares by such affiliate, successor or assignee will not jeopardize the status of the Trust as a REIT.

    "Existing Holder" shall mean any Person (other than an Excluded Holder) who is, or would be upon the exchange of Units, debt or any security of the Trust, the Beneficial Owner of Shares in excess of the Ownership Limit both on and immediately after the Adoption Date, so long as, but only so long as, such Person Beneficially Owns or would, upon exchange of Units, debt or any security of the Trust, Beneficially Own Shares in excess of the Ownership Limit.

    "Existing Holder Limit" for any Existing Holder shall mean the percentage of the outstanding Shares Beneficially Owned, or which would be Beneficially Owned upon the exchange of Units, debt or any security of the Trust, by such Existing Holder on and immediately after the Adoption Date, and, after any adjustment pursuant to subsection (i) of this Section 11, shall mean such percentage of the outstanding Shares as so adjusted. Any Existing Holder Limit shall not be modified except as provided in subsection (i) of this Section 11. From the Adoption Date until the Restriction Termination Date, the Trust shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limit for each Existing Holder.

    "Market Price" shall mean the last reported sales price reported on the NYSE for Shares on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price for Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over or through which such Shares may be traded, or if not then traded over or through any exchange or quotation system, then the market price of such Shares on the relevant date as determined in good faith by the Board.

    "Non-U.S. Person" shall mean a Person other than a U.S. Person.

    "Ownership Limit" shall initially mean 9.8%, in number of Shares or value, of the outstanding Shares, and, after any adjustment as set forth in subsection (j) of this Section 11, shall mean such lesser or greater percentage of the outstanding Shares as so adjusted. The number and value of the outstanding Shares of the Trust shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

    "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

    "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, as defined in subsection
  (c) of this Section 11, the beneficial holder of such Shares, if such Transfer had been valid under subsection (b) of this Section 11.

    "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, as defined in subsection (c) of this Section 11, the record holder of such Shares, if such Transfer had been valid under subsection (b) of this Section 11.

    "REIT" shall mean a real estate investment trust under Section 856 of the Code.

    "REIT Provisions of the Code" means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

    "Related Tenant Limit" shall mean 9.9% by value of the outstanding Shares of the Trust.

    "Related Tenant Owner" shall mean any Constructive Owner who also owns, directly or indirectly, an interest in a Tenant, which interest is equal to or greater than (i) 9.9% of the combined voting power of all classes of stock of such Tenant, (ii) 9.9% of the total number of shares of all classes of stock of such Tenant or (iii) if such Tenant is not a corporation, 9.9% of the assets or net profits of such Tenant, in each case only if such ownership would cause the Trust to fail the 95% gross income test set forth in Section 856(c)(2) of the Code or the 75% gross income test set forth in Section 856(c)(3) of the Code.

    "Restriction Termination Date" shall mean the first day after the Adoption Date on which the Board determines that it is no longer in the best interests of the Trust to continue to qualify as a REIT.

    "Security Capital Group" shall mean Security Capital Group Incorporated, a Maryland corporation.

    "Shares" shall mean the shares of beneficial interest of the Trust as may be authorized and issued from time to time pursuant to this Article II.

    "Tenant" shall mean any tenant (including a subtenant) of (i) the Trust,
  (ii) a subsidiary of the Trust which is deemed to be a "qualified REIT subsidiary" under Section 856(i)(2) of the Code or (iii) a partnership or limited liability company in which the Trust or one or more of its qualified REIT subsidiaries is a partner or a member.

    "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Shares (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Shares, (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Shares, but excluding the exchange of Units, debt or any security of the Trust for Shares and (iii) any transfer or other disposition of any interest in Shares as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have correlative meanings.

    "Units" shall mean units of any partnership which are convertible into or exchangeable for Shares or in respect of which any Shares may be issued in satisfaction of a unit holder's redemption right.

    "U.S. Person" shall mean a person defined as a "United States Person" in
  Section 7701(a)(30) of the Code.

  (b) Ownership Limitation.

    (i) Except as provided in subsections (l) and (u) of this Section 11 and subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, no Person or Persons acting as a group (other than an Excluded Holder or an Existing Holder) shall Beneficially Own Shares in excess of the Ownership Limit.

    (ii) Except as provided in subsections (l) and (u) of this Section 11 and subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer which, if effective, would result in any Person (other than an Excluded Holder or an Existing Holder) Beneficially Owning Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of the Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Shares.

    (iii) Except as provided in subsections (l) and (u) of this Section 11 and subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer which, if effective, would result in any Existing Holder Beneficially Owning Shares in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of the Shares which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such Shares.

    (iv) Except as provided in subsections (l) and (u) of this Section 11 and subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer which, if effective, would result in the Shares being beneficially owned (as provided in Section 856(a) of the Code) by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of the Shares which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such Shares.

    (v) Except as provided in subsection (l) of this Section 11 and subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer which, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of the Shares which would cause the Trust to be "closely held" within the meaning of
  Section 856(h) of the Code; and the intended transferee shall acquire no rights in such Shares.

    (vi) Subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer of Shares to a Non-U.S. Person (other than an Excluded Holder) shall be void ab initio as to the Transfer of such Shares if, as a result of such Transfer, the fair market value of Shares owned directly or indirectly by Non-U.S. Persons would comprise 50% or more of the fair market value of the issued and outstanding Shares of the Trust; and such Non-U.S. Person shall acquire no rights in such Shares.

    (vii) Subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer of Shares which, if effective, would result in any Related Tenant Owner Constructively Owning Shares in excess of the Related Tenant Limit shall be void ab initio as to the Transfer of such Shares which would be otherwise Constructively Owned by such Related Tenant Owner in excess of the Related Tenant Limit; and the intended transferee shall acquire no rights in such Shares.

    (viii) Subject to subsection (b)(ix) of this Section 11, from the Adoption Date until the Restriction Termination Date, any Transfer which, if effective, would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares shall be void ab initio as to such portion of the Transfer resulting in the disqualification; and the intended transferee shall acquire no rights in such Shares.

    (ix) Nothing contained in this Section 11 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange (the "NYSE"). The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Section 11 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 11.

  (c) Excess Shares.

    (i) If, notwithstanding the other provisions contained in this Section 11, at any time after the Adoption Date until the Restriction Termination Date, there is a purported Transfer which is not void ab initio pursuant to subsection (b) of this Section 11 such that (i) any Person (other than an Excluded Holder or an Existing Holder) would Beneficially Own Shares in excess of the applicable Ownership Limit or (ii) any Existing Holder would Beneficially Own Shares in excess of the applicable Existing Holder Limit, then, except as otherwise provided in subsection (l) of this Section 11, Shares directly owned by such Person or Existing Holder, as the case may be, shall be automatically exchanged for an equal number of Excess Shares until such Person or Existing Holder, as the case may be, does not Beneficially Own Shares in excess of the applicable Ownership Limit or Existing Holder Limit. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer. If, after exchanging all of the Shares owned directly by a Person or Existing Holder, such Person or Existing Holder still Beneficially Owns Shares in excess of the applicable Ownership Limit or Existing Holder Limit, Shares owned by such Person or Existing Holder constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, shall be exchanged for an equal number of Excess Shares until such Person or Existing Holder, as the case may be, does not Beneficially Own Shares in excess of the applicable Ownership Limit or Existing Holder Limit. If such Person or Existing Holder owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata. However, if such Person or Existing Holder owns Shares constructively through an Excluded Holder, the Excluded Holder shall not have to exchange its Shares for Excess Shares and the exchange shall be pro rata among the other Persons.

    (ii) If, notwithstanding the other provisions contained in this Section 11, at any time after the Adoption Date until the Restriction Termination Date, there is a purported Transfer of Shares or any sale, transfer, gift, assignment, devise or other disposition of shares or other interests of a direct or indirect Shareholder of the Trust which is not void ab initio pursuant to subsection (b) of this Section 11 and which, if effective, would cause the Trust to become "closely held" within the meaning of
  Section 856(h) of the Code, then any Shares being Transferred which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole Share) shall be automatically exchanged for an equal number of Excess Shares and be treated as provided in this Section 11. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer. If, after the exchange of any such Shares, the Trust is still "closely held" within the meaning of Section 856(h) of the Code, any individual whose Beneficial Ownership of Shares in the Trust increased as a result of the sale, transfer, gift, assignment, devise or other disposition of shares or other interests of a direct or indirect Shareholder of the Trust or any other event and is one of the five individuals who caused the Trust to be "closely held" within the meaning of Section 856(h) of the Code, shall exchange Shares owned directly for an equal number of Excess Shares until the Trust is not "closely held" within the meaning of Section 856(h) of the Code. If similarly situated individuals exist, the exchange shall be pro rata. If, after applying the foregoing provisions, the Trust is still "closely held" within the meaning of Section 856(h) of the Code, then any Shares constructively owned by such individuals shall be exchanged for Excess Shares (other than Shares held by an Excluded Holder), on a pro rata basis among similarly situated individuals, until the Trust is not "closely held" within the meaning of Section 856(h) of the Code.

    (iii) If, at any time after the Adoption Date until the Restriction Termination Date, an event other than a purported Transfer (an "Event") occurs which would (i) cause any Person (other than an Excluded Holder or an Existing Holder) to Beneficially Own Shares in excess of the Ownership Limit or (ii) cause an Existing Holder to Beneficially Own Shares in excess of the Existing Holder Limit, then, except as otherwise provided in subsection (l) of this Section 8, Shares Beneficially Owned by such Person or Existing Holder, as the case may be, shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Event. In determining which Shares are exchanged, Shares Beneficially Owned by any Person who caused the Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If any Person is required to exchange Shares pursuant to this subsection (c)(iii), such Person shall first exchange Shares directly held by such Person before exchanging Shares owned constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. If such Person or Existing Holder owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata. However, if such Person or Existing Holder owns Shares constructively through an Excluded Holder, the Excluded Holder shall not have to exchange its Shares for Excess Shares and the exchange shall be pro rata among the other Persons.

    (iv) If, at any time after the Adoption Date until the Restriction Termination Date, an Event occurs which would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, then Shares Beneficially Owned by any Person or Existing Holder (other than an Excluded Holder), as the case may be, shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Event. In determining which Shares are exchanged, Shares Beneficially Owned by any Person (other than an Excluded Holder) who caused the Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If any Person is required to exchange Shares pursuant to this subsection (c)(iv), such Person shall first exchange Shares directly held by such Person before exchanging Shares owned constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. If any Person (other than an Excluded Holder) owns Shares constructively through one or more Persons and the Shares held by such other Persons must be exchanged for an equal number of Excess Shares, the exchange of Shares by such other Persons shall be pro rata. However, if such Person or Existing Holder owns Shares constructively through an Excluded Holder, the Excluded Holder shall not have to exchange its Shares for Excess Shares and the exchange shall be pro rata among the other Persons.

    (v) If, notwithstanding the other provisions contained in this Article II, there is a purported Transfer of Shares which is not void ab initio pursuant to subsection (b) of this Section 11 to (i) a Non-U.S. Person (other than an Excluded Holder) or (ii) a U.S. Person whose Shares would be treated as owned indirectly by a Non-U.S. Person (other than an Excluded Holder), then any Shares being Transferred which would result in the fair market value of Shares owned directly or indirectly by Non-U.S. Persons comprising 50% or more of the fair market value of the issued and outstanding Shares of the Trust shall be automatically exchanged for an equal number of Excess Shares and be treated as provided in this Section
  11. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer.

    (vi) If, notwithstanding the other provisions contained in this Article II, there is an event other than those described in subsection (c)(v) of this Section 11 (a "Non-U.S. Event") which would result in the fair market value of Shares owned directly or indirectly by Non-U.S. Persons comprising 50% or more of the fair market value of the issued and outstanding Shares of the Trust, then Shares owned directly or indirectly by Non-U.S. Persons (other than by an Excluded Holder) shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Non-U.S. Event. In determining which Shares are exchanged, Shares owned directly or indirectly by any Non-U.S. Person who caused the Non-U.S. Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Non-U.S. Event was not caused by a Non-U.S. Person, Shares owned directly or indirectly by Non-U.S. Persons (other than Shares owned directly or indirectly by an Excluded Holder) shall be chosen by random lot and exchanged for Excess Shares until Non-U.S. Persons do not own directly or indirectly 50% or more of the issued and outstanding Shares.

    (vii) If, notwithstanding the other provisions contained in this Section 11, at any time after the Adoption Date until the Restriction Termination Date, there is a purported Transfer of Shares or any sale, transfer, gift, assignment, devise or other disposition of shares or other interests of a direct or indirect

  Shareholder of the Trust which, if effective, would cause any Related Tenant Owner to Constructively Own Shares in excess of the Related Tenant Limit, then any Shares purportedly owned by such Related Tenant Owner which would cause such Related Tenant to Constructively Own Shares in excess of the Related Tenant Limit shall be automatically exchanged for an equal number of Excess Shares and be treated as provided in this Section 11. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or event described in the preceding sentence. In determining which Shares are exchanged, Shares owned directly or indirectly by any Person (other than an Excluded Holder) who caused the Related Tenant Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Related Tenant Limit is still exceeded and the Related Tenant Event was not caused by the Related Tenant Owner in question, Shares owned directly or indirectly by such Related Tenant Owner (other than Shares owned directly or indirectly by an Excluded Holder) shall be exchanged for Excess Shares until the Related Tenant Owner does not own Shares in excess of the Related Tenant Limit. If, after the exchanges described above in this subsection
  (c)(vii), the Related Tenant Owner still owns Shares in excess of the Related Tenant Limit, Shares owned directly or indirectly by the Excluded Holders shall be exchanged pro rata for Excess Shares until the Related Tenant Owner does not own Shares in excess of the Related Tenant Limit.

    (viii) If, at any time after the Adoption Date until the Restriction Termination Date, there is an event (a "Related Tenant Event") which would cause any Related Tenant Owner to Constructively Own Shares in excess of the Related Tenant Limit, then Shares which would cause the Related Tenant Limit to be exceeded shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to eliminate such excess ownership. Such exchange shall be effective as of the close of business on the business day prior to the date of the Related Tenant Event. In determining which Shares are exchanged, Shares owned directly or indirectly by any Person (other than an Excluded Holder) who caused the Related Tenant Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Related Tenant Limit is still exceeded and the Related Tenant Event was not caused by the Related Tenant Owner in question, Shares owned directly or indirectly by such Related Tenant Owner (other than Shares owned directly or indirectly by an Excluded Holder) shall be exchanged for Excess Shares until the Related Tenant Owner does not own Shares in excess of the Related Tenant Limit. If, after the exchanges described above in this subsection (c)(viii), the Related Tenant Owner still owns Shares in excess of the Related Tenant Limit, Shares owned directly or indirectly by the Excluded Holders shall be exchanged pro rata for Excess Shares until the Related Tenant Owner does not own Shares in excess of the Related Tenant Limit.

    (ix) If, notwithstanding the other provisions contained in this Section 11, at any time after the Adoption Date until the Restriction Termination Date, there is a purported Transfer of Shares or any sale, transfer, gift, assignment, devise or other disposition of shares or other interests of a direct or indirect Shareholder of the Trust which, if effective, would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares, then any Shares being Transferred which would result in such disqualification shall be automatically exchanged for an equal number of Excess Shares and shall be treated as provided in this Section 11. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer.

    (x) If, at any time after the Adoption Date until the Restriction Termination Date, notwithstanding the other provisions contained in this
  Section 11, there is an event (a "Prohibited Owner Event") which would result in the disqualification of the Trust as a REIT by virtue of actual, Beneficial or Constructive Ownership of Shares, then Shares which would result in the disqualification of the Trust shall be automatically exchanged for an equal number of Excess Shares to the extent necessary to avoid such disqualification. Such exchange shall be effective as of the close of business on the business day prior to the date of the Prohibited Owner Event. In determining which Shares are exchanged, Shares owned directly or indirectly by any Person (other than the Excluded Holder) who caused the Prohibited Owner Event to occur shall be exchanged before any Shares not so held are exchanged. If similarly situated Persons exist, the exchange shall be pro rata. If the Trust is still disqualified, Shares owned directly or indirectly by Persons who did not cause the Prohibited Owner Event to occur (other than Shares owned directly or indirectly by an

  Excluded Holder) shall be chosen by random lot and exchanged for Excess Shares until the Trust is no longer disqualified as a REIT. If, after the exchanges described above in this subsection (c)(x), the Trust is still disqualified as a REIT, Shares owned directly or indirectly by the Excluded Holders shall be exchanged pro rata for Excess Shares until the Trust is no longer disqualified as a REIT.

  (d) Prevention of Transfer. If the Board or its designee shall at any time determine in good faith that a Transfer has taken place in violation of subsection (b) of this Section 11 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) of any Shares in violation of subsection (b) of this
Section 11, the Board or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of subsection
(b) of this Section 11 shall automatically result in the designation and treatment described in subsection (c) of this Section 11, irrespective of any action (or non-action) by the Board.

  (e) Notice to Trust. Any Person who acquires or attempts to acquire Shares in violation of subsection (b) of this Section 11, or any Person who is a transferee such that Excess Shares result under subsection (c) of this Section 11, shall immediately give written notice or, with respect to a proposed or attempted Transfer, give at least 30 days' prior written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Trust's status as a REIT.

  (f) Information for Trust. From the Adoption Date until the Restriction Termination Date:

    (i) Every Beneficial Owner of more than 5% (or such other percentage, between 0.5% and 5%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Shares of the Trust shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the number of Shares Beneficially Owned and a description of how such Shares are held; and each such Beneficial Owner shall provide to the Trust such additional information as the Trust may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT; and

    (ii) Each Person who is a Beneficial Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner shall provide to the Trust in writing such information with respect to direct, indirect and constructive ownership of Shares as the Board deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to determine the Trust's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

  (g) Other Action by Board. Subject to subsection (b) of this Section 11, nothing contained in this Section 11 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT; provided, however, that no provision of this Section 11 shall preclude the settlement of any transaction entered into through the facilities of the NYSE.

  (h) Ambiguities. In the case of an ambiguity in the application of any of the provisions of this Section 11, including any definition contained in subsection (a) of this Section 11, the Board shall have the power to determine the application of the provisions of this Section 11 with respect to any situation based on the facts known to it.

  (i) Modification of Existing Holder Limits. The Existing Holder Limits may be modified as follows:

    (i) Subject to the limitations provided in subsection (k) of this Section 11, the Board may grant options which result in Beneficial Ownership of Shares by an Existing Holder pursuant to an option plan approved by the Board and/or the Shareholders. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under subsection
  (k) of this Section 11 to permit the Beneficial Ownership of Shares issuable upon the exercise of such option.

    (ii) Subject to the limitations provided in subsection (k) of this
  Section 11, an Existing Holder may elect to participate in a dividend reinvestment plan approved by the Board which results in Beneficial Ownership of Shares by such participating Existing Holder and any comparable reinvestment plan of any partnership, wherein those Existing Holders holding Units are entitled to purchase additional Units. Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under subsection (k) of this
  Section 11 to permit Beneficial Ownership of the Shares acquired as a result of such participation.

    (iii) The Board shall reduce the Existing Holder Limit for any Existing Holder after any Transfer permitted in this Section 11 by such Existing Holder by the percentage of the outstanding Shares so Transferred or after the lapse (without exercise) of an option described in subsection (i)(i) of this Section 11 by the percentage of the Shares which the option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

  (j) Increase or Decrease in Ownership Limit. Subject to the limitations provided in subsection (k) of this Section 11, the Board may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law which would require a decrease to retain REIT status, in which case such decrease shall be effective immediately).

  (k) Limitations on Changes in Existing Holder and Ownership Limits.

    (i) Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five individual Beneficial Owners of Shares (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 49.9% in number or value of the outstanding Shares.

    (ii) Prior to the modification of any Existing Holder Limit or Ownership Limit pursuant to subsection (i) or (j) of this Section 11, the Board may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

    (iii) No Ownership Limit may be increased to a percentage which is greater than 9.9%.

  (l) Waivers by the Board. The Board, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel to the effect that such exemption will not result in the Trust being "closely held" within the meaning of Section 856(h) of the Code or such other evidence as the Board deems necessary in its sole discretion, may exempt, on such conditions and terms as the Board deems necessary in its sole discretion, a Person from the Ownership Limit or the Existing Holder Limit, as the case may be, if the Board obtains such representations and undertakings from such Person as the Board may deem appropriate and such Person agrees that any violation or attempted violation shall result in, to the extent necessary, the exchange of Shares held by such Person for Excess Shares in accordance with subsection (c) of this Section 11.

  (m) Legend. Each certificate for Shares shall bear substantially the following legend:

    The securities represented by this certificate are subject to restrictions on ownership and transfer for purposes, among others, of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Amended and Restated Declaration of Trust of the Trust, no Person may Beneficially Own Shares in excess of 9.8% (or such greater percentage as may be determined by the Board of Trustees of the Trust) of the number or value of the outstanding Shares of the Trust (unless such Person is an Existing Holder or an Excluded Holder). Any Person who attempts or proposes to Beneficially Own Shares in excess of the above limitations must notify the Trust in writing at least 30 days prior to such proposed or attempted Transfer. In addition, Share ownership by and transfers of Shares to non-U.S. persons and certain tenants of the Trust are subject to certain restrictions. If the restrictions on transfer are violated, the securities represented hereby shall be designated and treated as Excess Shares which shall be held in trust by the Excess Share Trustee for the benefit of the Charitable Beneficiary. All capitalized terms in this legend have the meanings defined in the Amended and Restated Declaration of Trust of the Trust, a copy of which, including the restrictions on transfer, shall be furnished to each Shareholder on request and without charge.

  Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge.

  (n) Severability. If any provision of this Section 11 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

  (o) Transfer of Excess Shares. Upon any purported Transfer which results in Excess Shares pursuant to subsection (c) of this Section 11, such Excess Shares shall be deemed to have been transferred to the Excess Share Trustee, as trustee of a special trust for the exclusive benefit of the Charitable Beneficiary or Charitable Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to subsection (c) of this Section 11. Excess Shares so held in trust shall be issued and outstanding Shares of the Trust. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Shares except as provided in subsection (r) of this
Section 11.

  (p) Distributions on Excess Shares. Any dividends (whether taxable as a dividend, return of capital or otherwise) on Excess Shares shall be paid to the Excess Share Trust for the benefit of the Charitable Beneficiary. Upon liquidation, dissolution or winding up, the Purported Record Transferee shall receive the lesser of (i) the amount of any distribution made upon liquidation, dissolution or winding up or (ii) the price paid by the Purported Record Transferee for the Shares, or if the Purported Record Transferee did not give value for the Shares, the Market Price of the Shares on the day of the event causing the Shares to be held in trust. Any such dividend paid or distribution paid to the Purported Record Transferee in excess of the amount provided in the preceding sentence prior to the discovery by the Trust that the Shares with respect to which the dividend or distribution was made had been exchanged for Excess Shares shall be repaid to the Excess Share Trust for the benefit of the Charitable Beneficiary.

  (q) Voting of Excess Shares. The Excess Share Trustee shall be entitled to vote the Excess Shares for the benefit of the Charitable Beneficiary on any matter. Any vote taken by a Purported Record Transferee prior to the discovery by the Trust that the Excess Shares were held in trust shall, subject to applicable law, be rescinded ab initio, provided, however, that if the Trust has taken irreversible action, a vote need not be rescinded. The owner of the Excess Shares shall be deemed to have given an irrevocable proxy to the Excess Share Trustee to vote the Excess Shares for the benefit of the Charitable Beneficiary.

  (r) Non-Transferability of Excess Shares. Excess Shares shall be transferable only as provided in this subsection (r). At the direction of the Trust, the Excess Share Trustee shall transfer the Shares held in the Excess Share Trust to a Person whose ownership of the Shares will not violate the Ownership Limit or Existing Holder Limit. If Shares were transferred to the Excess Share Trustee pursuant to subsection (c)(i), (c)(ii), (c)(iii) or
(c)(iv) of this Section 11, at the direction of the Trust, the Excess Share Trustee shall transfer the Shares held by the Excess Share Trustee to a Person who makes the highest offer for the Excess Shares and pays the purchase price and whose ownership of the Shares will not violate the Ownership Limit. If Shares were transferred to the Excess Shares Trustee pursuant to subsection
(c)(v) or (c)(vi) of this Section 11, at the direction of the Trust, the Excess Share Trustee shall transfer the Shares held by the Excess Share Trustee to the U.S. Person who makes the highest offer for the Excess Shares and pays the purchase price. If such a transfer is made to a Person, the interest of the Charitable Beneficiary shall terminate and proceeds of the sale shall be payable to the Purported Record Transferee and to the Charitable Beneficiary. The Purported Record Transferee shall receive (i) the lesser of (A) the price paid by the Purported Record Transferee for the Shares or, if the Purported Record Transferee did not give value for the Shares, the Market Price of the Shares on the day of the event causing the Shares to be held in trust, and (B) the price received by the Excess Share Trust from the sale or other disposition of the Shares minus (ii) any dividend paid or distribution paid to the Purported Record Transferee which the Purported Record Transferee was under an obligation to repay to the Excess Share Trustee but has not repaid to the Excess Share Trustee at the time of the distribution of the proceeds. Any proceeds in excess of the amount payable to the Purported Record Transferee shall be paid to the Charitable Beneficiary. Prior to any transfer of any Excess Shares by the Excess Share Trustee, the Trust must have waived in writing its purchase rights under subsection (t) of this Section 11. It is expressly understood that the Purported Record Transferee may enforce the provisions of this Section 11 against the Charitable Beneficiary.

  (s) Acting as Agent. If any of the foregoing restrictions on transfer of Excess Shares is determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Excess Shares and to hold such Excess Shares on behalf of the Trust.

  (t) Call by Trust on Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction which created such Excess Shares (or, in the case of a devise, gift or other transaction in which no value was given for such Excess Shares, the Market Price at the time of such devise, gift or other transaction) and (ii) the Market Price of the Shares to which such Excess Shares relate on the date the Trust, or its designee, accepts such offer (the "Redemption Price"). The Trust shall have the right to accept such offer for a period of 90 days after the later of (A) the date of the Transfer which resulted in such Excess Shares and
(B) the date the Board determines in good faith that a Transfer resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer pursuant to subsection (e) of this Section 8, but in no event later than a permitted Transfer pursuant to and in compliance with the terms of subsection (r) of this Section 11. Unless the Board determines that it is in the interests of the Trust to make earlier payments of all of the amount determined as the Redemption Price per Share in accordance with the preceding sentence, the Redemption Price may be payable at the option of the Board at any time up to but not later than five years after the date the Trust accepts the offer to purchase the Excess Shares. In no event shall the Trust have an obligation to pay interest to the Purported Record Transferee.

  (u) Underwritten Offerings. The Ownership Limit shall not apply to the acquisition of Shares or rights, options or warrants for, or securities convertible into, Shares by an underwriter in a public offering, provided that the underwriter makes a timely distribution of such Shares or rights, options or warrants for, or securities convertible into, Shares.

  Section 12. Exemptions from Certain Provisions of Maryland Law. The provisions of Title 3, Subtitle 6 of the Corporations and Associations Article of the Annotated Code of Maryland entitled "Special Voting Requirements" (Section 3-601 through and including Section 3-604), or any successor statute, shall not apply to any business combination with Security Capital Group and its affiliates and successors. The provisions of Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland entitled "Voting Rights of Certain Control Shares" (Section 3-701 through and including Section 3-709), or any successor statute, shall not apply to any Shares owned or acquired by Security Capital Group and its affiliates and successors.

                           ARTICLE III. SHAREHOLDERS

  Section 1. Meetings.

  (a) There shall be an annual meeting of Shareholders at such time and place, either within or without the State of Maryland, as the Board shall prescribe, at which Trustees shall be elected or re-elected and any other proper business may be conducted. The annual meeting of Shareholders shall be held upon reasonable notice at a convenient location and within a reasonable period following delivery of the annual report. Special meetings of Shareholders may be called by a majority of the Trustees or by the Chairman (or any Co-Chairman) of the Trust, and shall be called upon the written request of Shareholders holding in the aggregate not less than a majority of the outstanding Shares of the Trust entitled to vote in the manner provided in the Bylaws. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders for the election of successor Trustees. Unless otherwise provided in the Declaration of Trust, notice of the Shareholders' meeting shall be given as provided in the Bylaws. No other business than that which is stated in the call for a special meeting shall be considered at such meeting.

  (b) A majority of the holders of outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Except as specifically provided in Section 2 of Article IV (relating to removal of Trustees), notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter. The submission of any action to the Shareholders for their consideration shall first be approved by the Board.

  Section 2. Voting. At each meeting of Shareholders, each Shareholder entitled to vote shall have the right to vote, in person or by proxy in any manner permitted under Maryland law, the number of Shares of the Trust owned by him or her on each matter on which the vote of the Shareholders is taken. In any election of Trustees in which more than one vacancy is to be filled, each Shareholder may vote the number of Shares of the Trust owned by him or her for each vacancy to be filled. There shall be no right of cumulative voting. Each outstanding Share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, except to the extent that this Declaration of Trust or articles supplementary (to the extent permitted by Maryland law) limit or deny voting rights to the holders of the Shares of any class or series.

  Section 3. Distributions. The Trust may pay any dividend or make any other distribution to the Shareholders as authorized in the Declaration of Trust or by the Board if, after giving effect to the dividend or distribution, the Trust would be able to pay its debts as they become due in the usual course of its business. The Board may from time to time pay to Shareholders such dividends or distributions in cash, property or other assets of the Trust or in securities of the Trust or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Trust to pay such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code (so long as such qualification, in the opinion of the Board, is in the best interests of the Shareholders); however, Shareholders shall have no right to any dividend or distribution unless and until authorized by the Board. The exercise of the powers and rights of the Board pursuant to this Section 3 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability with respect to the application thereof.

  Section 4. Annual Report. The Trust shall prepare an annual report concerning its operations for the preceding fiscal year in the manner and within the time prescribed by Title 8.

  Section 5. Inspection Rights. The books and records of the Trust shall be open to inspection to Shareholders to the extent required under Maryland law.

  Section 6. Nonliability and Indemnification. Shareholders shall not be personally or individually liable in any manner whatsoever for any debt, act, omission or obligation incurred by the Trust or the Board and shall be under no obligation to the Trust or its creditors with respect to their Shares other than the obligation to pay to the Trust the full amount of the consideration for which the Shares were issued or to be issued. The Shareholders shall not be liable to assessment and the Board shall have no power to bind the Shareholders personally. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, whether they proceed to judgment or are settled or otherwise brought to a conclusion, to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability; provided, however, that such Shareholder must give prompt notice as to any such claims or liabilities or suits and must take such action as will permit the Trust to conduct the defense thereof. The rights accruing to a Shareholder under this Section 6 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein; provided, however, that the Trust shall have no liability to reimburse Shareholders for taxes assessed against them by reason of their ownership of Shares, nor for any losses suffered by reason of changes in the market value of securities of the Trust. No amendment to this Declaration of Trust increasing or enlarging the liability of the Shareholders shall be made without the unanimous vote or written consent of all of the Shareholders.

  Section 7. Notice of Nonliability. The Board shall use reasonable means to assure that all persons having dealings with the Trust shall be informed that the private property of the Shareholders and the Trustees shall not be subject to claims against and obligations of the Trust to any extent whatever. The Board shall cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that the Shareholders and the Trustees shall not be personally liable thereunder, and that all parties concerned shall look solely to the Trust property for the satisfaction of any claim thereunder, and appropriate reference shall be made to this Declaration of Trust. The omission of such a provision from any such agreement, undertaking or obligation, or the failure to use any other means of giving such notice, shall not, however, render the Shareholders or the Trustees personally liable or such agreement, undertaking or obligation unenforceable.

                           ARTICLE IV. THE TRUSTEES

  Section 1. Number, Qualification, Compensation and Term.

  (a) The Board shall be comprised of not less than three nor more than 15 Trustees. The current number of Trustees is 10, which may be changed from time to time by resolution of the Board within the limits provided in the preceding sentence. Trustees may succeed themselves in office. Trustees shall be individuals who are at least 21 years old and not under any legal disability. No Trustee shall be required to give bond, surety or securities to secure the performance of his or her duties or obligations hereunder. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. Whenever a vacancy among the Trustees shall occur, until such vacancy is filled as provided in Section 3, the Trustee or Trustees continuing in office, regardless of their number, shall have all of the powers granted to the Board and shall discharge all of the duties imposed on the Board by this Declaration of Trust. The Trustees shall receive such fees for their services and expenses as they shall deem reasonable and proper. A majority of the Trustees shall not be officers or employees of the Trust.

  (b) The Board shall be divided into three classes of Trustees, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board. The term of office of each Trustee shall be three years and until his or her successor is elected and qualifies, subject to prior death, resignation or removal. At the 2000 annual meeting of Shareholders, Class I Trustees shall be elected; at the 2001 annual meeting of Shareholders, Class II Trustees shall be elected; and at the 2002 annual meeting of Shareholders, Class III Trustees shall be elected. At each succeeding annual meeting of Shareholders, beginning in 2003, successors to the class of Trustees whose term expires at such annual meeting shall be elected. If the authorized number of Trustees constituting the Board is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Trustees in each class as nearly equal as possible, and any additional Trustee of any class elected to fill a vacancy resulting from an increase in such class shall hold office until the next annual meeting of shareholders, but in no case shall a decrease in the number of Trustees constituting the Board shorten the term of any incumbent Trustee. The names, classes and addresses of the current Trustees are as follows:

                Name           Class                    Address
                ----           -----                    -------
      K. Dane Brooksher.......  III   14100 East 35th Place, Aurora, Colorado 80011
      Stephen L. Feinberg.....   II   14100 East 35th Place, Aurora, Colorado 80011
      Donald P. Jacobs........   II   14100 East 35th Place, Aurora, Colorado 80011
      Irving F. Lyons, III....    I   14100 East 35th Place, Aurora, Colorado 80011
      John S. Moody...........   II   14100 East 35th Place, Aurora, Colorado 80011
      William G. Myers........    I   14100 East 35th Place, Aurora, Colorado 80011
      John E. Robson..........    I   14100 East 35th Place, Aurora, Colorado 80011
      Kenneth N. Stensby......  III   14100 East 35th Place, Aurora, Colorado 80011
      J. Andre Teixeira.......   II   14100 East 35th Place, Aurora, Colorado 80011
      Thomas G. Wattles.......  III   14100 East 35th Place, Aurora, Colorado 80011

  The records of the Trust shall be revised to reflect the names, classes and addresses of the current Trustees, at such times as any change has occurred. The Board may, but is not required to, amend this Declaration of Trust, without Shareholder consent, at such times as the names, classes and addresses of the Trustees have changed.

  Section 2. Resignation, Removal and Death. A Trustee may resign at any time by giving written notice thereof in recordable form to the other Trustees at the principal office of the Trust. The acceptance of a resignation shall not be necessary to make it effective. A Trustee may be removed only for cause by the shareholders by the affirmative vote of two-thirds of all of the votes entitled to be cast in the election of Trustees or by the Trustees then in office by a two-thirds vote (which action shall be taken only by vote at a meeting and not by authorization without a meeting, notwithstanding anything in Section 5 of this Article IV to the contrary). Upon the resignation or removal of any Trustee, he or she shall execute and deliver such documents and render such accounting as the remaining Trustee or Trustees shall require and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his or her status as a Trustee shall immediately terminate, and his or her legal representatives shall perform the acts set forth in the preceding sentence. This Section 2 may only be amended or repealed with the affirmative vote of holders of two-thirds of all of the votes entitled to be cast generally in the election of Trustees.

  Section 3. Vacancies. The resignation, removal, incompetency or death of any or all of the Trustees shall not terminate the Trust or affect its continuity. During a vacancy, the remaining Trustee or Trustees may exercise the powers of the Trustees hereunder. Whenever there shall be a vacancy or vacancies among the Trustees (including vacancies resulting from an increase in the number of Trustees), such vacancy or vacancies shall be filled (i) at a special meeting of Shareholders called for such purpose, (ii) by the Trustee or Trustees then in office or (iii) at the next annual meeting of Shareholders. Trustees elected at special meetings of Shareholders to fill vacancies or appointed by the remaining Trustee or Trustees to fill vacancies shall hold office until the next annual meeting of Shareholders.

  Section 4. Successor Trustees. The right, title and interest of the Trustees in and to the Trust property shall vest automatically in all persons who may hereafter become Trustees upon their due election and qualification without any further act, and thereupon they shall have the same rights, privileges, powers, duties and immunities as though named as Trustees in this Declaration of Trust. Appropriate written evidence of the election and qualification of successor Trustees shall be filed with the records of the Trust and in such other offices or places as the Board may deem necessary, appropriate or desirable. Upon the resignation, removal or death of a Trustee, he or she (and upon his or her death, his or her estate) shall automatically cease to have any right, title or interest in or to any of the Trust property, and the right, title and interest of such Trustee in and to the Trust property shall vest automatically in the remaining Trustee or Trustees without any further act.

  Section 5. Meetings and Action Without a Meeting. The Board may act with or without a meeting. Except as otherwise provided herein, any action of a majority of Trustees present at a duly convened meeting of the Board shall be conclusive and binding as an action of the Board. A quorum for meetings of the Board shall be a majority of all of the Trustees in office. Action may be taken without a meeting in any manner and by any means permitted by Maryland law only by unanimous consent of all of the Trustees in office and shall be evidenced by a written certificate or instrument signed by all of the Trustees in office. Any action taken by the Board in accordance with the provisions of this Section 5 shall be conclusive and binding on the Trust, the Trustees and the Shareholders, as an action of all of the Trustees, collectively, and of the Trust. Any deed, mortgage, evidence of indebtedness or other instrument, agreement or document of any character, whether similar or dissimilar, executed by one or more of the Trustees, when authorized at a meeting or by written authorization without a meeting in accordance with the provisions of this Section 5, shall be valid and binding on the Trustees, the Trust and the Shareholders.

  Section 6. Authority. The Trustees may hold the legal title to all property belonging to the Trust. They shall have absolute and exclusive control, management and disposition thereof, and absolute and exclusive control over the management and conduct of the business affairs of the Trust, free from any power or control on the part of the Shareholders, in the same manner as if they were the absolute owners thereof, subject only to the express limitations in this Declaration of Trust.

  Section 7. Powers. The Board shall have all of the powers necessary, convenient or appropriate to effectuate the purposes of the Trust and may take any action which it deems necessary or desirable and proper to carry out such purposes. Any determination of the purposes of the Trust made by the Board in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of the grant of powers to the Board. Without limiting the generality of the foregoing, the Board's powers on behalf of the Trust shall include the following:

    (a) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option, exchange, release and partition real estate interests of every nature, including freehold, leasehold, mortgage, ground rent and other interests therein; and to erect, construct, alter, repair, demolish or otherwise change buildings and structures of every nature.

    (b) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, option, sell and exchange stocks, bonds, notes, certificates of indebtedness and securities of every nature.

    (c) To purchase, acquire through the issuance of Shares in the Trust, obligations of the Trust or otherwise, mortgage, sell, acquire on lease, hold, manage, improve, lease to others, option and exchange personal property of every nature.

    (d) To hold legal title to property of the Trust in the name of the Trust, or in the name of one or more of the Trustees for the Trust, or of any other person for the Trust, without disclosure of the interest of the Trust therein.

    (e) To borrow money for the purposes of the Trust and to give notes or other negotiable or nonnegotiable instruments of the Trust therefor; to enter into other obligations or guarantee the obligations of others on behalf of and for the purposes of the Trust; and to mortgage or pledge or cause to be mortgaged or pledged real and personal property of the Trust to secure such notes, debentures, bonds, instruments or other obligations.

    (f) To lend money on behalf of the Trust and to invest the funds of the Trust.

    (g) To create reserve funds for such purposes as it deems advisable.

    (h) To deposit funds of the Trust in banks and other depositories without regard to whether such accounts will draw interest.

    (i) To pay taxes and assessments imposed on or chargeable against the Trust or the Trustees by virtue of or arising out of the existence, property, business or activities of the Trust.

    (j) To purchase, issue, sell or exchange Shares of the Trust as provided in Article II.

    (k) To exercise with respect to property of the Trust, all options, privileges and rights, whether to vote, assent, subscribe or convert, or of any other nature; to grant proxies; and to participate in and accept securities issued under any voting trust agreement.

    (l) To participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Trust shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith.

    (m) To engage or employ agents, representatives and employees of any nature, or independent contractors, including, but not limited to, transfer agents for the transfer of Shares in the Trust, registrars, underwriters for the sale of Shares in the Trust, independent certified public accountants, attorneys at law, appraisers and real estate agents and brokers; and to delegate to one or more Trustees, agents, representatives, employees, independent contractors or other persons such powers and duties as the Board deems appropriate.

    (n) To determine conclusively the allocation between capital and income of the receipts, holdings, expenses and disbursements of the Trust, regardless of the allocation which might be considered appropriate in the absence of this provision.

    (o) To determine conclusively the value from time to time and to revalue the real estate, securities and other property of the Trust by means of independent appraisals.

    (p) To compromise or settle claims, questions, disputes and controversies by, against or affecting the Trust.

    (q) To solicit proxies of the Shareholders.

    (r) To adopt a fiscal year for the Trust and to change such fiscal year in accordance with the REIT Provisions of the Code.

    (s) To adopt and use a seal.

    (t) To merge the Trust with or into any other trust, corporation or other entity in accordance with Maryland law.

    (u) To deal with the Trust property in every way, including joint ventures, partnerships and any other combinations or associations, which it would be lawful for an individual to deal with the same, whether similar to or different from the ways herein specified.

    (v) To determine whether or not, at any time or from time to time, to attempt to cause the Trust to qualify for taxation, or to terminate the status of the Trust, as a REIT.

    (w) To make, adopt, amend or repeal Bylaws containing provisions relating to the business of the Trust, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Trustees or officers not inconsistent with law or this Declaration of Trust.

    (x) To do all other such acts and things as are incident to the foregoing and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes of the Trust and to carry out the provisions of this Declaration of Trust.

  Section 8. Right to Own Shares. A Trustee may acquire, hold and dispose of Shares in the Trust for his or her individual account and may exercise all rights of a Shareholder to the same extent and in the same manner as if he or she were not a Trustee.

  Section 9. Transactions with Trust. Subject to the provisions of Section 5 of Article I, and to any restrictions in this Declaration of Trust or adopted by the Board in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, but not limited to, for the purchase or sale of property or for any type of services, including those in connection with underwriting or the offer or sale of securities of the Trust) with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

  Section 10. Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees of a real estate investment trust, no Trustee of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section 10, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 10, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the Trustee actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

  Section 11. Indemnification. The Trust shall indemnify each Trustee, to the fullest extent permitted by Maryland law, as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was a Trustee of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, partner, manager, member, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and shall pay or reimburse reasonable expenses, as such expenses are incurred, of each Trustee in connection with any such proceedings.

  Section 12. Persons Dealing with Trustees. No corporation, person, transfer agent or other party shall be required to examine or investigate the trusts, terms or conditions contained in this Declaration of Trust or otherwise applicable to the Trust, and every such corporation, person, transfer agent or other party may deal with Trust property and assets as if the Trustees were the sole and exclusive owners thereof free of all trusts; and no such corporation, person, transfer agent or other party dealing with the Trustees or with the Trust or Trust property and assets shall be required to see to the application of any money or property paid or delivered to any Trustee, or nominee, agent or representative of the Trust or the Trustees. A certificate executed by or on behalf of the Trustees or by any other duly authorized representative of the Trust delivered to any person or party dealing with the Trust or Trust property and assets, or, if relating to real property, recorded in the deed records for the county or district in which such real property lies, certifying as to the identity and authority of the Trustees, agents or representatives of the Trust for the time being, or as to any action of the Trustees or of the Trust, or of the Shareholders, or as to any other fact affecting or relating to the Trust or this Declaration of Trust, may be treated as conclusive evidence thereof by all persons dealing with the Trust. No provision of this Declaration of Trust shall diminish or affect the obligation of the Trustees and every other representative or agent of the Trust to deal fairly and act in good faith with respect to the Trust and the Shareholders insofar as the relationship and accounting among the parties to the Trust is concerned; but no third party dealing with the Trust or with any Trustee, agent or representative of the Trust shall be obliged or required to inquire into, investigate or be responsible for the discharge and performance of such obligation.

  Section 13. Election of Officers. The Board shall annually elect a Chairman of the Board (or two or more Co-Chairmen of the Board) and a Secretary of the Trust. The Board may also annually elect a Chief Executive Officer, a President, one or more Managing Directors, a Chief Operating Officer, a Chief Financial Officer, a Chief Investment Officer, Vice Presidents, Assistant Secretaries, a Treasurer, Assistant Treasurers and such other officers as the Board shall deem proper. Except as required by law, the officers of the Trust need not be Trustees.

All officers and agents of the Trust shall have such authority and perform such duties in the management of the Trust as may be provided in the Bylaws or as may be determined by the Board not inconsistent with the Bylaws. Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interest of the Trust will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of any officer or agent shall not of itself create contract rights. The Board shall fix the compensation of all officers.

  Section 14. Committees and Delegation of Powers and Duties. The Board may, in its discretion, by resolution passed by a majority of the Trustees, designate from among its members one or more committees which shall consist of one or more Trustees. The Board may designate one or more Trustees as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them (including, but not limited to, the determination of the type and amount of consideration at which Shares are to be issued). A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board, by resolution passed by a majority of the Trustees, may at any time change the membership of any such committee, fill vacancies on it or dissolve it. The Bylaws, or a majority of the Trustees, may authorize any one or more of the Trustees, or any one or more of the officers or employees or agents of the Trust, on behalf of the Trust, to exercise and perform any and all powers granted to the Board, and to discharge any and all duties imposed on the Board, and to do any acts and to execute any instruments deemed by such person or persons to be necessary or appropriate to exercise such power or to discharge such duties, and to exercise his or her own judgment in so doing.

                      ARTICLE V. TERMINATION AND DURATION

  Section 1. Termination. Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees the Trust may be terminated at any meeting of Shareholders called for such purpose, by the affirmative vote of the holders of not less than a majority of the outstanding Shares entitled to be cast on the matter. In connection with any termination of the Trust, the Board, upon receipt of such releases or indemnity as they deem necessary for their protection, may

  (a) Sell and convert into cash the property of the Trust and distribute the net proceeds among the Shareholders ratably; or

  (b) Convey the property of the Trust to one or more persons, entities, trusts or corporations for consideration consisting in whole or in part of cash, shares of stock or other property of any kind, and distribute the net proceeds among the Shareholders ratably, at valuations fixed by the Board, in cash or in kind, or partly in cash and partly in kind.

  Upon termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and place among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the right, title and interest of all Shareholders shall cease and be canceled and discharged.

  Section 2. Merger, Consolidation or Sale of Trust Property. Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (i) merge with or into another entity, (ii) consolidate the Trust with one or more other entities into a new entity or (iii) sell, lease, exchange or otherwise transfer all or substantially all of the Trust property; provided that such action shall have been approved by the Board of Trustees and by the Shareholders, at a meeting called for such purpose, by the affirmative vote of the holders of not less than a majority of the votes entitled to be cast on the matter.

  Section 3. Duration. Subject to possible earlier termination in accordance with the provisions of this Article V, the duration of the Trust shall be perpetual or, in any jurisdiction in which such duration is not permitted, then the Trust shall terminate on the latest date permitted by the law of such jurisdiction.

                            ARTICLE VI. AMENDMENTS

  Section 1. Amendment by Shareholders. Except as provided herein, this Declaration of Trust may be amended only by the affirmative vote or written consent of the holders of at least a majority of the Shares then outstanding and entitled to vote thereon.

  Section 2. Amendment by Trustees. The Trustees by a two-thirds vote may amend provisions of this Declaration of Trust from time to time to enable the Trust to qualify as a real estate investment trust under the REIT Provisions of the Code or under Title 8.

  Section 3. Requirements of Maryland Law. Except as otherwise specifically provided herein, this Declaration of Trust may only be amended in accordance with Section 8-501 of Title 8.

                          ARTICLE VII. MISCELLANEOUS

  Section 1. Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. This Declaration of Trust shall be construed in such a manner as to give effect to the intent and purposes of the Trust and this Declaration of Trust. If any provisions hereof appear to be in conflict, more specific provisions shall control over general provisions. This Declaration of Trust shall govern all of the relationships among the Trustees and Shareholders of the Trust; and each provision hereof shall be effective for all purposes and to all persons dealing with the Trust to the fullest extent possible under applicable law in each jurisdiction in which the Trust shall engage in business. In defining or interpreting the powers and duties of the Trust and the Trustees and officers of the Trust, reference may be made, to the extent appropriate and not inconsistent with the Code, Title 8 and this Declaration of Trust, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland.

  Section 2. Headings for Reference Only. Headings preceding the text of articles, sections and subsections hereof have been inserted solely for convenience and reference, and shall not be construed to affect the meaning, construction or effect of this Declaration of Trust.

  Section 3. Filing and Recording. This Declaration of Trust shall be filed in the manner prescribed for real estate investment trusts under Maryland law and may be filed for record in any county where real property is owned by the Trust.

  Section 4. Applicable Law. This Declaration of Trust has been executed with reference to, and its construction and interpretation shall be governed by, Maryland law, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to Maryland law.

  Section 5. Certifications. Any certificates signed by a person who, according to the records of the State Department of Assessments and Taxation of Maryland, appears to be a Trustee hereunder, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust or the Trustees or any one or more of them, and the successors or assigns of such persons, which certificate may certify to any matter relating to the affairs of the Trust, including, but not limited to, any of the following: a vacancy among the Trustees; the number and identity of Trustees; this Declaration of Trust and any amendments or supplements thereto, or any restated declaration of trust and any amendments or supplements thereto, or that there are no amendments to this Declaration of Trust or any restated declaration of trust; a copy of the Bylaws or any amendment thereto; the due authorization of the execution of any instrument or writing; the vote at any meeting of the Board or a committee thereof or Shareholders; the fact that the number of Trustees present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust; a copy of any Bylaw adopted by the Shareholders or the identity of any officer elected by the Board; or the existence or nonexistence of any fact or facts which in any manner relate to the affairs of the Trust. If this Declaration of Trust or any restated declaration of trust is filed or recorded in any recording office other than the State Department of Assessments and Taxation of Maryland, any one dealing with real estate so located that instruments affecting the same should be filed or recorded in such recording office may rely conclusively on any certificate of the kind described above which is signed by a person who according to the records of such recording office appears to be a Trustee hereunder. In addition, the Secretary or any Assistant Secretary of the Trust or any other officer of the Trust designated by the Bylaws or by action of the Board may sign any certificate of the kind described in this Section 5, and such certificate shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust, and the successors and assigns of such person.

  Section 6. Severability. If any provision of this Declaration of Trust shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration of Trust and this Declaration of Trust shall be carried out, if possible, as if such invalid or unenforceable provision were not contained herein.

  Section 7. Bylaws. The Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, only at a meeting of the Board by vote of a majority of the Trustees.

  Section 8. Recording. This Declaration of Trust shall be filed in the manner prescribed for real estate investment trusts under Maryland law and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record this Declaration of Trust or any amendment hereto in any office other than in the State Department of Assessments and Taxation of Maryland shall not affect or impair the validity or effectiveness of this Declaration of Trust or any amendment or supplement hereto.

           ARTICLE VIII. LIMITATION OF LIABILITY AND INDEMNIFICATION

  Section 1. Limitation of Liability of Officers. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of officers of a real estate investment trust, no officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section 1, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the officer is entered in a proceeding based on a finding in the proceeding that the officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

  Section 2. Indemnification of Officers and Employees. The Trust shall have the power to indemnify each officer, employee and agent, to the fullest extent permitted by Maryland law, as amended from time to time, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she was an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a director, trustee, officer, partner, manager, member, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, from all claims and liabilities to which such person may become subject by reason of service in such capacity and shall pay or reimburse reasonable expenses, as such expenses are incurred, of each officer, employee or agent in connection with any such proceedings.

  Section 3. Insurance. Notwithstanding any other provisions of this Declaration of Trust, the Trust, for purposes of providing indemnification for its Trustees, officers, employees and agents, shall have the authority, without specific Shareholder approval, to enter into insurance or other arrangements, with persons or entities which are regularly engaged in the business of providing insurance coverage, to indemnify all Trustees, officers, employees and agents of the Trust against any and all liabilities and expenses incurred by them by reason of their being Trustees, officers, employees or agents of the Trust, whether or not the Trust would otherwise have the power under this Declaration of Trust or under Maryland law to indemnify such persons against such liability. Without limiting the power of the Trust to procure or maintain any kind of insurance or other arrangement, the Trust may, for the benefit of persons indemnified by it, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnity obligation by grant of any security interest or other lien on the assets of the Trust or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Trust or with any insurer or other person deemed appropriate by the Board regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Trust. In the absence of fraud, the judgment of the Board as to the terms and conditions of insurance or other arrangement and the identity of the insurer or other person participating in any arrangement shall be conclusive, and such insurance or other arrangement shall not be subject to voidability, nor subject the Trustees approving such insurance or other arrangement to liability, on any ground, regardless of whether Trustees participating in and approving such insurance or other arrangement shall be beneficiaries thereof.

                                   * * * * *

  IN WITNESS WHEREOF, the Trust has caused this Declaration of Trust to be signed in its name and on its behalf as of the date first written above, by the undersigned Chairman who acknowledges to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

                                          _____________________________________
                                                    K. Dane Brooksher
                                                        Chairman

ATTEST:

-------------------------------------
          Edward S. Nekritz
              Secretary

                                                                  SKU 3640-PS-99

                                                                        ANNEX II

                                     DRAFT






                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                                PROLOGIS TRUST

                  THE PROXY IS SOLICITED BY AND ON BEHALF OF
                             THE BOARD OF TRUSTEES

                      1999 ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints each of K. Dane Brooksher, Irving F. Lyons, III and Edward S. Nekritz, as proxies with full power of substitution, to represent the undersigned at the annual meeting of shareholders to be held on June 24, 1999, and at any and all adjournments or postponements thereof, and to vote at such meeting the common shares of beneficial interest that the undersigned would be entitled to vote at such meeting in accordance with the instructions indicated on the reverse side of this card; if no instructions are indicated, the shares represented by this proxy will be voted for the election of the listed nominees for Trustee, for the Amended and Restated Declaration of Trust and, at the direction of the proxies named above, on any other matter that may come before the meeting.

   The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement together with this Proxy.

   You are encouraged to specify your choices by marking the appropriate boxes-- SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Trustees' recommendations. The proxies cannot vote your shares unless you sign and return this card.

-----------                                                         ------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                         ------------

                                PROLOGIS TRUST


                        Annual Meeting of Shareholders

                               ADMISSION TICKET


                            Thursday, June 24, 1999
                          10:30 a.m. (Mountain time)
                             ProLogis Trust (PLD)
                             14100 East 35th Place
                            Aurora, Colorado 80011




                  Please Present this ticket for admittance.





                                  DETACH HERE
--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example.

1. The election of the following person as Trustees:

   Class III Nominees: K. Dane Brooksher, Kenneth N. Stensby,
                       Thomas G. Wattles

   Class II Nominees:  John S. Moody, J. Andre Teixeira

          FOR    [ ]       [ ] WITHHELD
          ALL                  FROM ALL
        NOMINEES               NOMINEES


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   (Instruction: To withhold authority to
   vote for any individual nominee, write
   that nominee's(s) name in the space
   provided above.)


                                          FOR  AGAINST ABSTAIN
2. To approve and adopt the Amended       [ ]    [ ]     [ ]
   and Restated Declaration of Trust.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

Please sign, date and return this proxy card promptly using the enclosed postage-paid envelope whether or not you plan to attend the meeting.

Please sign exactly as your name(s) appears to the left. If shares are held jointly, each joint tenant should sign. If signing as attorney, executor, administrator, trustee or guardian or as officer of a corporation or other entity, please give full title or capacity in which you are signing.

Signature:                                Date:            Signature:       Date
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